June 21, 2022

Avantis Investors®
By American Century Investments®

Statement of Additional Information

American Century ETF Trust

Avantis® Core Fixed Income Fund	Avantis® Short-Term Fixed Income Fund
Institutional Class (AVIGX)	Institutional Class (AVSFX)
G Class (AVBNX)	G Class (AVGNX)

Avantis® Core Municipal Fixed Income Fund	Avantis® U.S. Equity Fund
Institutional Class (AVMUX)	Institutional Class (AVUSX)
G Class (AVFNX)	G Class (AVUNX)

Avantis® Emerging Markets Equity Fund	Avantis® U.S. Large Cap Value Fund
Institutional Class (AVEEX)	Institutional Class (ALCDX)
G Class (AVENX)	G Class (ALCEX)

Avantis® International Equity Fund	Avantis® U.S. Small Cap Value Fund
Institutional Class (AVDEX)	Institutional Class (AVUVX)
G Class (AVDNX)	G Class (AVCNX)

Avantis® International Small Cap Value Fund
Institutional Class (AVDVX)
G Class (AVANX)

This statement of additional information adds to the discussion in the funds’ prospectuses dated January 1, 2022 and June 21, 2022, but is not a prospectus. The statement of additional information should be read in conjunction with the funds’ current prospectuses. If you would like a copy of a prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit Avantis Investors’ website at avantisinvestors.com.

This statement of additional information incorporates by reference certain information that appears in the funds’ annual reports, which are delivered to all investors. You may obtain a free copy of the funds’ annual reports by calling 833-9AVANTIS.

Table of Contents

The Funds’ History	2
Fund Investment Guidelines	2
Fund Investments and Risks	3
Investment Strategies and Risks	3
Investment Policies	27
Temporary Defensive Measures	28
Portfolio Turnover	28
Disclosure of Portfolio Holdings	28
Management	32
The Board of Trustees	32
Officers	36
Code of Ethics	37
Proxy Voting Policies	37
The Funds’ Principal Shareholders	37
Service Providers	37
Investment Advisor	37
Portfolio Managers	38
Transfer Agent and Administrator	41
Sub-Administrator	41
Distributor	42
Custodian Bank	42
Securities Lending Agent	42
Independent Registered Public Accounting Firm	42
Brokerage Allocation	43
Regular Broker-Dealers	45
Information About Fund Shares	45
Valuation of a Fund’s Securities	46
Taxes	47
Federal Income Taxes	47
State and Local Taxes	49
Financial Statements	49
Appendix A - Principal Shareholders	A-1
Appendix B - Buying and Selling Fund Shares	B-1
Appendix C - Explanation of Fixed-Income Securities Ratings	C-1
Appendix D - Proxy Voting Policies	D-1

©2022 American Century Proprietary Holdings, Inc. All rights reserved.

The Funds’ History
American Century ETF Trust is a registered open-end management investment company that was organized as a Delaware statutory trust on June 27, 2017. Throughout this statement of additional information (SAI) we refer to American Century ETF Trust as the trust.
Each fund described in this SAI (each, a “fund” and together, the “funds”) is a separate series of the trust. Each fund has its own investment objective, strategies, assets, and tax identification and stock registration numbers.

Fund/Class	Ticker Symbol	Inception Date
Avantis Core Fixed Income Fund
Institutional Class	AVIGX	2/24/2021
G Class	AVBNX	2/24/2021
Avantis Core Municipal Fixed Income Fund
Institutional Class	AVMUX	2/24/2021
G Class	AVFNX	2/24/2021
Avantis Emerging Markets Equity Fund
Institutional Class	AVEEX	12/04/2019
G Class	AVENX	01/20/2021
Avantis International Equity Fund
Institutional Class	AVDEX	12/04/2019
G Class	AVDNX	01/20/2021
Avantis International Small Cap Value Fund
Institutional Class	AVDVX	12/04/2019
G Class	AVANX	01/20/2021
Avantis Short-Term Fixed Income Fund
Institutional Class	AVSFX	2/24/2021
G Class	AVGNX	2/24/2021
Avantis U.S. Equity Fund
Institutional Class	AVUSX	12/04/2019
G Class	AVUNX	01/20/2021
Avantis U.S. Large Cap Value Fund
Institutional Class	ALCDX	06/21/2022
G Class	ALCEX	06/21/2022
Avantis U.S. Small Cap Value Fund
Institutional Class	AVUVX	12/04/2019
G Class	AVCNX	01/20/2021
Fund Investment Guidelines
This section explains the extent to which the funds’ advisor, American Century Investment Management, Inc. (ACIM), can use various investment vehicles and strategies in managing a fund’s assets. Descriptions of the investment techniques and risks associated with each appear in the section, Investment Strategies and Risks, below. In the case of the funds’ principal investment strategies, these descriptions elaborate upon discussions contained in the prospectuses. In addition to the main types of investments and strategies undertaken by the funds as described in the prospectuses, the funds also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI.
The funds are diversified as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities or securities of other investment companies).
To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year
(1)no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and

(2)with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it does not own more than 10% of the outstanding voting securities of a single issuer.
In general, within the restrictions outlined here and in the funds’ prospectuses, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.
Investments vary according to what is judged advantageous under changing economic conditions. It is the advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the advisor’s intention that each fund generally will consist of equity and equity-equivalent securities. However, subject to the specific limitations applicable to a fund, the fund management teams may invest the assets of each fund in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue a fund’s investment objective. Unless otherwise noted, all investment restrictions described below and in each funds’ prospectus are measured at the time of the transaction in the security.  If market action affecting fund securities (including, but not limited to, appreciation, depreciation or a credit rating event) causes a fund to exceed an investment restriction, the advisor is not required to take immediate action. Under normal market conditions, however, the advisor’s policies and procedures indicate that the advisor will not make any purchases that will make the fund further outside the investment restriction.
Fund Investments and Risks
Investment Strategies and Risks
This section describes investment vehicles and techniques the portfolio managers can use in managing a fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund’s overall risk profile.
Asset-Backed Securities (ABS)
ABS are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of ABS to enforce its security interest in the underlying assets may be limited. The value of an ABS is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, the financial institution providing any credit enhancement, and subordination levels.
Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the ABS’s par value until exhausted. If the credit enhancement of an ABS held by the fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience losses or delays in receiving payment.
Some types of ABS may be less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.
The risks of investing in ABS are ultimately dependent upon the repayment of loans by the individual or corporate borrowers. Although the fund would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.
ABS are generally issued in more than one class, each with different payment terms. Multiple class ABS may be used as a method of providing credit support through creation of one or more classes whose right to payments is made subordinate to the right to such payments of the remaining class or classes. Multiple classes also may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called strips (ABS entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with classes having characteristics such as floating interest rates or scheduled amortization of principal.
Bank Obligations
Negotiable certificates of deposit (CDs) evidence a bank’s obligation to repay money deposited with it for a specified period of time. The following table identifies the types of CDs the funds may buy.

CD Type	Issuer
Domestic	Domestic offices of U.S. banks
Yankee	U.S. branches of foreign banks
Eurodollar	Issued in London by U.S., Canadian, European and Japanese banks
Schedule B	Canadian subsidiaries of non-Canadian banks
To the extent permitted by its investment objective and policies, the funds may also buy bankers’ acceptances, bank notes and time deposits. Bankers’ acceptances are used to finance foreign commercial trade. Issued by a bank with an importer’s name on them, these instruments allow the importer to back up its own pledge to pay for imported goods with a bank’s obligation to cover the transaction if the importer fails to do so.
Bank notes are senior unsecured promissory notes issued in the United States by domestic commercial banks.
Time deposits are non-negotiable bank deposits maintained for up to seven days at a stated interest rate. These instruments may be withdrawn on demand, although early withdrawals may be subject to penalties.
The bank obligations the portfolio managers may buy generally are not insured by the FDIC or any other insurer.
Collateralized Debt Obligations
Collateralized debt obligations (CDOs), include collateralized loan obligations (CLOs), collateralized bond obligations (CBOs), and other similarly structured investments. CBOs and CLOs are types of asset backed securities. A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may include, among others, U.S. and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A CBO is generally a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. The risks of an investment in a CDO depend largely on the type of the collateral backing the obligation and the class of the CDO in which the fund invests. CDOs are subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Commercial Paper
The funds may invest in commercial paper (CP) that is issued by utility, financial, and industrial companies, supranational organizations and foreign governments and their agencies and instrumentalities. Rating agencies assign ratings to short-term securities (including CP) issuers indicating the agencies’ assessment of credit risk. Short-term ratings assigned by certain rating agencies are provided in the Explanation of Fixed-Income Securities Ratings, Appendix C.
Some examples of CP and CP issuers are provided in the following paragraphs.
Domestic CP is issued by U.S. industrial and finance companies, utility companies, thrifts and bank holding companies. Foreign CP is issued by non-U.S. industrial and finance companies and financial institutions. Domestic and foreign corporate issuers occasionally have the underlying support of a well-known, highly rated commercial bank or insurance company. Bank support is provided in the form of a letter of credit (an LOC) or irrevocable revolving credit commitment (an IRC). Insurance support is provided in the form of a surety bond.
Bank holding company CP is issued by the holding companies of many well-known domestic banks, including Citicorp, J.P. Morgan Chase & Company and First Union National Bank. Bank holding company CP may be issued by the parent of a money center or regional bank.
Thrift CP is issued by major federal- or state-chartered savings and loan associations and savings banks.
Schedule B Bank CP is short-term, U.S. dollar-denominated CP issued by Canadian subsidiaries of non-Canadian banks (Schedule B banks). Whether issued as CP, a certificate of deposit or a promissory note, each instrument issued by a Schedule B bank ranks equally with any other deposit obligation. CP issued by Schedule B banks provides an investor with the comfort and reduced risk of a direct and unconditional parental bank guarantee. Schedule B instruments generally offer higher rates than the short-term instruments of the parent bank or holding company.
Asset-backed CP is issued by corporations through special programs. In a typical program, a special purpose corporation (SPC), created and/or serviced by a bank or other financial institution, uses the proceeds from an issuance of CP to purchase receivables or other financial assets from one or more corporations (sellers). The sellers transfer their interest in the receivables or other financial assets to the SPC, and the cash flow from the receivables or other financial assets is used to pay interest and principal on the CP. Letters of credit or other forms of credit enhancement may be available to cover the risk that the cash flow from the receivables or other financial assets will not be sufficient to cover the maturing CP.

Convertible Securities
A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.
The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash or would sell the convertible security to a third party, which may have an adverse effect on the fund. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A fund generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.
Counterparty Risk
A fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engaged in exchange traded or off-exchange transactions. If a fund’s futures commission merchant, (FCM) becomes bankrupt or insolvent, or otherwise defaults on its obligations to the fund, the fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, a fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the fund (for example, U.S. Treasury bills deposited by the fund) was held by an FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.
Because bi-lateral derivative transactions are traded between counterparties based on contractual relationships, a fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although each fund intends to enter into transactions only with counterparties which the advisor believes to be creditworthy, there can be no assurance that a counterparty will not default and that the funds will not sustain a loss on a transaction as a result. In situations where a fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, a fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and a fund may be exposed to the risk of a court treating a fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.
A fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which a fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a fund will not sustain a loss on a transaction as a result.

Transactions entered into by a fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although a fund attempts to execute, clear and settle the transactions through entities the advisor believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to a fund.
Cyber Security Risk
As the funds increasingly rely on technology and information systems to operate, they become susceptible to operational risks linked to security breaches in those information systems. Both calculated attacks and unintentional events can cause failures in the funds’ information systems. Cyber attacks can include acquiring unauthorized access to information systems, usually through hacking or the use of malicious software, for purposes of stealing assets or confidential information, corrupting data, or disrupting fund operations. Cyber attacks can also occur without direct access to information systems, for example by making network services unavailable to intended users. Cyber security failures by, or breaches of the information systems of, the advisor, distributors, broker-dealers, other service providers (including, but not limited to, index providers, clearinghouses, fund accountants, custodians, transfer agents and administrators), or the issuers of securities the fund invests in may also cause disruptions and impact the funds’ business operations. Breaches in information security may result in financial losses, interference with the funds’ ability to calculate NAV, impediments to trading, inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Additionally, the funds may incur substantial costs to prevent future cyber incidents. The funds have business continuity plans in the event of, and risk management systems to help prevent, such cyber attacks, but these plans and systems have limitations including the possibility that certain risks have not been identified. Moreover, the funds do not control the cyber security plans and systems of our service providers and other third-party business partners. The funds and their shareholders could be negatively impacted as a result.
Debt Securities
The funds may invest in debt securities. Each fund may invest in debt securities when the portfolio managers believe such securities represent an attractive investment for the funds. These funds may invest in debt securities for income or as a defensive strategy when the managers believe adverse economic or market conditions exist.
The funds may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of emerging market countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.
Debt securities rated lower than Baa by Moody’s or BBB by S&P, or their equivalent, are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the fund’s investment objective. See Explanation of Fixed-Income Securities Ratings in Appendix C.
In addition to other factors that will affect its value, the value of a fund’s investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the amount and type of fixed-income securities holdings of a fund, impact the net asset value of that fund’s shares.
Depositary Receipts
Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. They include American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs), and other similar depositary arrangements. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.
For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally traded in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Derivative Instruments
To the extent permitted by its investment objectives and policies, each of the funds may invest in instruments that are commonly referred to as derivative instruments. Generally, a derivative instrument is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index. Examples of common derivative instruments include futures contracts, warrants, structured notes, credit default swaps, options contracts, swap transactions and forward currency contracts.
Certain derivative instruments are more accurately described as index/structured investments. Index/structured investments are derivative instruments whose value or performance is linked to other equity securities, currencies, interest rates, indices or other financial indicators (reference indices).
A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by or representing interests in those assets.
Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. In addition, structured investments are subject to the risks that the issuers of the underlying securities may be unable or unwilling to repay principal and interest (credit risk) and may request to reschedule or restructure outstanding debt and to extend additional loan amounts (prepayment risk).
There are many different types of derivative instruments and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
The return on a derivative instrument may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
There are risks associated with investing in derivatives, including:
•the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate or that the value of the structured or derivative instrument will not move or react to changes in the underlying security, interest rate, market index or other financial asset as anticipated;
•the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;
•the risk that daily limits on price fluctuations and speculative position limits on exchanges on which a fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting a fund to the potential of greater losses;

•the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment;
•the risk that the counterparty will fail to perform its obligations; and
•the risk that a fund will be subject to higher volatility because some derivative instruments create leverage.
The funds’ Board of Trustees has reviewed the advisor’s policy regarding investments in derivative instruments. That policy specifies factors that must be considered in connection with a purchase of derivative instruments. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative instruments to the Board of Trustees as necessary.
Recently adopted Rule 18f-4 will regulate the use of derivatives for certain funds registered under the Investment Company Act. Unless a fund qualifies as a “limited derivatives user” as defined by the rule, the fund will be required to establish a comprehensive derivatives risk management program, comply with value-at-risk based leverage limits, appoint a derivatives risk manager, and provide additional disclosure regarding its derivatives positions. A fund designated as a limited derivatives user will be required to implement policies and procedures to manage its aggregate derivatives risk. These requirements may increase the costs of entering into derivatives transactions and may require a fund to materially alter its use of derivatives, which may impact fund performance. Funds have until August 2022 to come into compliance with Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the existing asset segregation framework for covering derivatives and certain financial instruments. As the funds transition into reliance on Rule 18f-4, the funds’ approach to asset segregation and coverage requirements may be impacted.
Distressed Investments
Distressed investments generally entail greater risks due to such things as sensitivity to general economic and capital market conditions, interest rates, risks associated with leveraged companies and risks inherent in investing in companies experiencing financial and operating distress (e.g., issuer credit risk). Distressed investments generally have very low credit ratings or are unrated by credit rating agencies.
Greater Risk of Loss - These investments are regarded as highly speculative. There is a greater risk that issuers of lower-rated investments will default than issuers of higher-rated investments, and some may be subject to bankruptcy proceedings or may be in default as to the repayment of principal and/or interest. Issuers of lower-rated investments generally are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, distressed debt investments are frequently subordinated to the prior payment of senior indebtedness or have claims that are otherwise junior in priority with regard to the issuer’s assets. If an issuer fails to pay principal or interest, the fund would experience a decrease in income and a decline in the market value of its investments. These investments carry a much greater risk of default and loss, which could include the loss of the entire amount of the investment.
Valuation Difficulties - It is often more difficult to value distressed and other lower-rated investments than higher-rated investments. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in some distressed and lower-rated investments, valuation of such investments is much more dependent on judgment than is the case with higher-rated investments.
Liquidity - There may be no established secondary or public market for investments in distressed and other lower-rated investments. Such investments generally are traded in markets that are less liquid than the market for higher-rated investments. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated investments. As a result, the fund may be required to sell investments at substantial losses, or may be unable to sell investments.
Equity Equivalents
In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock, convertible securities, stock futures contracts or stock index futures contracts. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.
Foreign Currency Transactions and Forward Exchange Contracts
A fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.
Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
(1)Settlement Hedges or Transaction Hedges. When the portfolio managers wish to lock in the U.S. dollar price of a foreign currency denominated security when a fund is purchasing or selling the security or when the fund expects to receive a dividend, the fund may enter into a forward contract to do so. This type of currency transaction, often called a “settlement hedge” or “transaction hedge,” protects the fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., settled). Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the portfolio managers. This strategy is often referred to as “anticipatory hedging.”
(2)Position Hedges. When the portfolio managers wish to minimize the variation produced by changes in the foreign currency associated with a security, a fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a “position hedge.” For example, if a fund owned securities denominated in Euro, it could enter into a forward contract to sell Euro in return for U.S. dollars to hedge against possible declines in the Euro’s value. This hedge would tend to offset both positive and negative currency fluctuations but would not tend to offset changes in security values caused by other factors.
A fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the fund’s existing investments are denominated. This type of hedge, often called a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. The successful execution of a short-term hedging strategy is highly uncertain.
At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.
It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.
(3)Shifting Currency Exposure. A fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the portfolio managers have too much exposure to the U.S. dollar and need exposure to the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the fund to assume the risk of fluctuations in the value of the Euro.
Currency management strategies may substantially subject a fund’s investment exposure to changes in currency rates and could result in losses to a fund if currencies perform adversely. For example, if a currency’s value rose at a time when the fund hedged by selling the currency in exchange for U.S. dollars, a fund would not participate in the currency’s appreciation. Similarly, if the portfolio managers increase a fund’s exposure to a currency and that currency’s value declines, a fund will sustain a loss. There is no assurance that the funds’ use of foreign currency management strategies will be advantageous or that it will hedge at appropriate times.
The fund will generally cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the fund is not able to cover its forward currency positions with underlying portfolio securities, the fund’s custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.
Foreign Securities
The funds may invest in the securities of foreign issuers, including foreign governments, when these securities meet the fund’s standards of selection. The funds may make foreign investments either directly in foreign securities or indirectly by purchasing depositary receipts, depositary shares or similar instruments (DRs) for foreign securities. DRs are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. The funds also may purchase securities of issuers in foreign markets, either on foreign securities exchanges, electronic trading networks or in over-the-counter markets.
A description of the funds’ investment strategies regarding foreign securities is contained in the funds’ prospectuses. Investing in securities of foreign issuers generally involves greater risks than investing in the securities of domestic companies including:
Currency Risk. The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.
Social, Political and Economic Risk. The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.
Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies and there may be less stringent investor protection and disclosure standards in some foreign markets. Certain jurisdictions do not currently provide the Public Company Accounting Oversight Board (PCAOB) with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.
Market and Trading Risk. Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid, more volatile and harder to value than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations. In addition, it may be more difficult in foreign countries to accurately determine appropriate brokerage commissions, taxes and other trading costs related to securities trades.
Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Market practice may require that payments are made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser. This risk may be magnified in emerging markets because settlement systems may be less organized, creating a risk that settlements may be not only delayed, but also lost because of failures or defects in such systems.
Ownership Risk. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is the Russian Federation, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company’s share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company’s share register is controlling. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered on the issuer’s share register at the time of the transaction, or that a fund’s ownership position could thereafter be altered or deleted entirely, resulting in a loss to the fund. While the funds intend to invest directly in Russian companies that utilize an independent registrar, there can be no assurance that such investments will not result in a loss to the funds.
Emerging Markets Risk. Investing in emerging market companies generally is also riskier than investing in other foreign securities. Risks of investing in emerging market countries may relate to lack of liquidity, market manipulation, limited reliable access to capital, and differing foreign investment structures. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

As a result of the foregoing risks, Avantis Emerging Markets Equity Fund is intended for aggressive investors seeking significant gains through investments in foreign securities. Those investors must be willing and able to accept the significantly greater risks associated with the investment strategy that the fund will pursue. An investment in the fund is not appropriate for individuals with limited investment resources or who are unable to tolerate fluctuations in the value of their investment.
Risk of Focusing Investment on Region or Country. Investing a significant portion of assets in one country or region makes a fund more dependent upon the political and economic circumstances of that particular country or region.
Eurozone Investment Risk - The Economic and Monetary Union of the European Union (EMU) is comprised of the European Union (EU) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. EMU members could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies and create more volatile and illiquid markets. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. Certain countries and regions in the EU are experiencing significant financial difficulties. Some of these countries may be dependent on assistance from other European governments and institutions or agencies. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in an economic downturn that could significantly affect the value of investments in those and other European countries. One or more countries could depart from the EU, which could weaken the EU and, by extension, its remaining members. For example, the United Kingdom’s departure, described in more detail below.
United Kingdom Investment Risk - Commonly known as “Brexit,” the United Kingdom’s exit from the EU occurred in January of 2021. The UK and the EU continue to work to establish regulatory frameworks for cooperation on financial services. Continuing uncertainty in the UK, EU, and other financial markets may result in volatility, fluctuations in asset values and exchange rates, decreased liquidity, and unwillingness or inability of financial and other counterparties to enter into transactions.
Risk of Investing in China. Investing in Chinese securities is riskier than investing in U.S. securities. Although the Chinese government is currently implementing reforms to promote foreign investment and reduce government economic control, there is no guarantee that the reforms will be ongoing or effective. Investing in China involves risk of loss due to nationalization, expropriation, and confiscation of assets and property. Losses may also occur due to new or expanded restrictions on foreign investments or repatriation of capital. Participants in the Chinese market are subject to less regulation and oversight than participants in the U.S. market. This may lead to trading volatility, difficulty in the settlement and recording of transactions, and uncertainty in interpreting and applying laws and regulations. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in the economies of any of China’s key trading partners may adversely affect the securities of Chinese issuers. Regional conflict could also have an adverse effect on the Chinese economy.
The SEC and the PCAOB continue to have concerns about their ability to inspect international auditing standards of U.S. companies operating in China and PCAOB-registered auditing firms in China. Because the SEC and PCAOB have limited access to information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China, there is the risk that material information about Chinese issuers may be unavailable. As a result, there is substantially greater risk that disclosures will be incomplete or misleading and, in the event of investor harm, substantially less access to recourse, in comparison to U.S. domestic companies.
The U.S. government may occasionally place restrictions on investments in Chinese companies. For example, in November 2020, an Executive Order was issued that prohibits U.S. persons from purchasing or investing in certain publicly-traded securities of companies identified as “Communist Chinese military companies” or in instruments that are designed to provide investment exposure to those companies. The companies identified may change from time to time. A fund may incur losses if more investors attempt to sell such securities or if the fund is unable to participate in an otherwise attractive investment. Securities that are or become prohibited may become less liquid and their market prices may decline. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.
Due to Chinese governmental restrictions on foreign ownership of companies in certain industries, Chinese operating companies often rely on variable interest entity (VIE) structures to raise capital from non-Chinese investors. In a VIE structure, a China-based operating company establishes an entity—typically offshore—that enters into service and other contracts with the Chinese company designed to provide economic exposure to the company. The offshore entity then issues shares that are sold to non-Chinese investors. A U.S.-listed company and its China-based VIE might appear to be the same company—because they are presented in a consolidated manner—but they are not. The U.S.-listed company’s control over the China-based company is predicated on contracts with the China-based company, not equity ownership. The Chinese government has never explicitly approved these structures and thus could determine at any time, and without notice, that the VIE’s underlying contractual arrangements violate Chinese law. If either the China-based company (or its officers, directors, or Chinese equity owners) breach those contracts with the U.S.-listed shell company, or Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, U.S. investors may suffer losses with limited recourse available. Additionally, investments in the U.S.-listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the U.S.-listed company. Finally, if Chinese companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, do not meet U.S. accounting standards and auditor oversight requirements they may be delisted, which would likely decrease the liquidity and value of these securities.
Stock Connect Risk. Investments in China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (Stock Connect Programs) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas that limit the maximum daily net purchases and daily limits on permitted price fluctuations. Trading suspensions are more likely in the A-shares market than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund’s ownership interest in Stock Connect Programs securities will not be reflected directly, and thus the fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.
Sanctions. The U.S. may impose economic sanctions against companies in various sectors of certain countries. This could limit a fund’s investment opportunities in such countries, impairing the fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a fund to freeze its existing investments in sanctioned companies, prohibiting the fund from selling or otherwise transacting in these investments. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact a fund.
In early 2022, the United States and countries throughout the world imposed economic sanctions on Russia in response to its military invasion of Ukraine. The sanctions are broad and include restrictions on the Russian government as well as Russian companies, individuals, and banking entities. The sanctions and other measures, such as boycotts or changes in consumer preferences, will likely cause declines in the value and liquidity of Russian securities, downgrades in the credit ratings of Russian securities, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and similar measures, such as banning Russia from financial transaction systems that facilitate international transfers of funds, could limit or prevent the funds from selling and buying impacted securities both in Russia and in other markets. Such measures will likely cause significant delay in the settlement of impacted securities transactions or prevent settlement all together. The lack of available market prices for such securities may cause the funds to use fair value procedures to value certain securities. The consequences of the war and sanctions may negatively impact other regional and global economic markets. Additionally, Russia may take counter measures or engage in retaliatory actions—including cyberattacks and espionage—which could further disrupt global markets and supply chains. Companies in other countries that do business with Russia and the global commodities market for oil and natural gas, especially, will likely feel the impact of the sanctions. The sanctions, together with the potential for a wider armed or cyber conflict, could increase financial market volatility globally and negatively impact the funds’ performance beyond any direct exposure to Russian issuers or securities.
Futures and Options
Each fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:
•protect against a decline in market value of the fund’s securities at a time the fund needs to raise cash (taking a short futures position), or
•protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully-invested (taking a long futures position), or
•provide a temporary substitute for the purchase of an individual security or securities that may be purchased in an orderly fashion.
Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.
Although other techniques may be used to control a fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.
For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The portfolio managers may engage in futures and options transactions, provided that the transactions are consistent with the fund’s investment objectives. The managers also may engage in futures and options transactions based on specific securities. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).
Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.
In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income producing. However, coupon bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments, to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.
Risks Related to Futures and Options Transactions
Futures and options prices can be volatile, and trading in these markets involves certain risks. If the portfolio managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund’s return.
A fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio managers will seek to minimize these risks by limiting the futures contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.
A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract while it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.
Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Options Disclosure
By buying a put option, a fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price and in return a fund pays the current market price for the option (known as the option premium). A fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a fund will lose the entire premium it paid. If a fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss limited to the amount of the premium paid, plus related transaction costs.
The features of call options are essentially the same as those of put options, except that the buyer of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. The buyer of a typical call option can expect to realize a gain if the value of the underlying instrument increases substantially and can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
When a fund writes a put option, it takes the opposite side of the transaction from the option’s buyer. In return for the receipt of the premium, a fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. Otherwise, a fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally realize as profit the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put writer would expect to suffer a loss.
A fund writing a call option is obligated to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. Writing calls generally is a profitable strategy if the price of the underlying instrument remains the same or falls. A call writer offsets part of the effect of a price decline by receipt of the option premium but gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.
The funds may write (or sell) call options that obligate them to sell (or deliver) the option’s underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.
Restrictions on the Use of Futures Contracts and Options
Each fund may enter into futures contracts, options, options on futures contracts, or swap agreements as permitted by its investment policies and the Commodity Futures Trading Commission (CFTC) rules. The advisor to each fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, the advisor is not subject to registration or regulation as a commodity pool operator under that Act with respect to its provision of services to each fund.
Certain rules adopted by the CFTC may impose additional limits on the ability of a fund to invest in futures contracts, options on futures, swaps, and certain other commodity interests if its investment advisor does not register with the CFTC as a “commodity pool operator” with respect to such fund. It is expected that the funds will be able to execute their investment strategies within the limits adopted by the CFTC’s rules. As a result, the advisor does not intend to register with the CFTC as a commodity pool operator on behalf of any of the funds. If one of the funds engages in transactions that necessitate future registration with the CFTC, the advisor will register as a commodity pool operator and comply with applicable regulations with respect to that fund.
To the extent required by law, each fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts, options and swap agreements.
Inflation-linked Securities
Inflation-linked securities are issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies and instrumentalities.
Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of the fund holding these securities will fall. Investors in the fund should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.
An investment in securities featuring inflation-linked principal and/or interest involves factors not associated with more traditional fixed-principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, that changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-linked principal of the security or the value of the stripped components will decrease. If any of these possibilities are realized, a fund’s NAV could be negatively affected.
Inflation-linked Treasury Securities
Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. inflation-linked U.S. Treasury securities may be issued in either note or bond form. inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.
Structure and Inflation Index - The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.
Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.
Indexing Methodology - The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.
Taxation - The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-linked principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made, investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.
Inflation-linked U.S. Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-linked principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-linked U.S. Treasury securities would not generate enough cash in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-linked U.S. Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.
Investors in the fund will receive dividends that represent both the interest payments and the principal adjustments of the inflation-linked securities held in the fund’s portfolio. An investment in the fund may, therefore, be a means to avoid the cash flow mismatch associated with a direct investment in inflation-linked securities. For more information about taxes and their effect on you as an investor in the fund, see Taxes, page 47.
U.S. Government Agencies
A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.
Other Entities
Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.
Initial Public Offerings
The funds may invest in initial public offerings (IPOs) of common stock or other equity securities issued by a company including issuances in connection with a spin-off. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While a fund may hold IPO securities for a period, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a magnified impact (either positive or negative) on performance if a fund’s assets are relatively small. The impact of IPOs on a fund’s performance may tend to diminish as assets grow.

Inverse Floaters
An inverse floater is a type of derivative instrument that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).
Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchases fixed-rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.
In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:
(i)Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.
(ii)Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.
Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.
Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.
Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.
The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds.
Investments in Issuers with Limited Operating Histories
The funds may invest in securities of issuers with limited operating histories. The portfolio managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether an issuer has a record of three years of continuous operation.
Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.
For purposes of this limitation, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund’s investments in a trust created for pooling mortgage obligations or other financial assets would not be subject to the limitation.
LIBOR Transition Risk
The London Interbank Offered Rate (LIBOR) is a benchmark interest rate intended to be representative of the rate at which major international banks who are members of the British Bankers Association lend to one another over short-terms. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. Global banking and financial industries use LIBOR to determine interest rates for a variety of financial instruments-such as debt instruments and derivatives-and borrowing arrangements. Following manipulation allegations, financial institutions have started the process of phasing out the use of LIBOR. The transition process to a replacement rate or rates may lead to increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in the value of certain instruments the funds hold or a change in the cost of temporary borrowing for the funds. As LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. The transition away from LIBOR could result in losses to the funds.

Loan Participations
Loan participations represent interests in the cash flow generated by commercial loans. Each loan participation requires three parties: a participant (or investor), a lending bank and a borrower. The investor purchases a share in a loan originated by a lending bank, and this participation entitles the investor to a percentage of the principal and interest payments made by the borrower.
Loan participations are attractive because they typically offer higher yields than other money market instruments. However, along with these higher yields come certain risks, not the least of which is the risk that the borrower will be unable to repay the loan. Generally, because the lending bank does not guarantee payment, the investor is directly exposed to risk of default by the borrower. In addition, the investor is not a direct creditor of the borrower. The participation represents an interest in assets owned by the lending bank. If the lending bank becomes insolvent, the investor could be considered an unsecured creditor of the bank instead of the holder of a participating interest in a loan. Because of these risks, the manager must carefully consider the creditworthiness of both the borrower and the lender.
Another concern is liquidity. Because there is no established secondary market for loan participations, a fund’s ability to sell them for cash is limited. Some participation agreements place limitations on the investor’s right to resell the loan participation, even when a buyer can be found.
Loan Participation Notes
In terms of their functioning and investment risk, loan participation notes (LPNs) are comparable to an investment in “normal” bonds. In return for the investor’s commitment of capital, the issuer makes regular interest payments and, at maturity or in accordance with an agreed upon amortization schedule, the note is repaid at par.
However, in contrast to “normal” bonds, there are three parties involved in the issuance of an LPN. The legal issuer, typically a bankruptcy-remote, limited purpose entity, issues notes to investors and uses the proceeds received from investors to make loans to the borrower-with each loan generally having substantially identical payment terms to the related note issued by the issuer. The borrower is typically an operating company, and the issuer’s obligations under a note are typically limited to the extent of any capital repayments and interest payments made by the borrower under the related loan. Accordingly, the investor generally assumes the credit risk of the underlying borrower. The loan participation note structure is generally used to provide the borrower more efficient financing in the capital markets than the borrower would be able to obtain if it issued notes directly.
In the event of a default by the borrower of an LPN, the fund may experience delays in receiving payments of interest and principal while the note issuer enforces and liquidates the underlying collateral, and there is no guarantee that the underlying collateral will cover the principal and interest owed to the fund under the LPN.
LPNs are generally subject to liquidity risk. Even though an LPN may be traded on an exchange there can be no assurance that a liquid market will develop for the LPNs, that holders of the LPNs will be able to sell their LPNs, or that such holders will be able to sell their LPNs for a price that reflects their value.
Depending on the creditworthiness of the underlying borrower, LPNs may be subject to the risk of investing in high-yield securities. Additionally, LPNs are generally utilized by foreign borrowers and therefore may be subject to the risk of investing in foreign securities and emerging market risk. Such foreign risk could include interest payments being subject to withholding tax.
Loans of Portfolio Securities
To realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market, however, this limitation does not apply to purchases of debt securities in accordance with the fund’s investment objectives, policies and limitations, or to repurchase agreements with respect to portfolio securities.
Cash received from the borrower as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. If a borrower defaults on a securities loan because of insolvency or other reasons, the lending fund could experience delays or costs in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss. To minimize the risk of default on securities loans, the advisor adheres to guidelines prescribed by the Board of Trustees governing lending of securities. These guidelines strictly govern:
•the type and amount of collateral that must be received by the fund;
•the circumstances under which additions to that collateral must be made by borrowers;
•the return to be received by the fund on the loaned securities;
•the limitations on the percentage of fund assets on loan; and
•the credit standards applied in evaluating potential borrowers of portfolio securities.
In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

Lower-Quality Bonds
Consistent with their investment objectives, the funds may invest in lower-rated bonds and unrated bonds judged by the advisor to be of comparable quality (collectively, lower-quality bonds).While the market values of higher-quality bonds tend to correspond to market interest rate changes, the market values of lower-quality bonds tend to reflect the financial condition of their issuers. The ability of an issuer to make payment could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. Lower-quality municipal bonds are more susceptible to these risks than higher-quality municipal bonds. In addition, lower-quality bonds may be unsecured or subordinated to other obligations of the issuer. Projects financed through the issuance of lower-quality bonds often carry higher levels of risk. The issuer’s ability to service its debt obligations may be adversely affected by an economic downturn, weaker-than-expected economic development, a period of rising interest rates, the issuer’s inability to meet projected revenue forecasts, a higher level of debt, or a lack of needed additional financing. Lower quality bonds generally are unsecured and are often subordinated to other obligations of the issuer. These bonds may have call or buy-back features that permit the issuer to call or repurchase the bond from the holder. Premature disposition of a lower-quality bond due to a call or buy-back feature, deterioration of the issuer’s creditworthiness, or a default may make it difficult for the advisor to manage the flow of income to the fund, which may have a negative tax impact on shareholders.The market for lower-quality bonds tends to be concentrated among a smaller number of dealers than the market for higher-quality bonds. This market may be dominated by dealers and institutions (including mutual funds), rather than by individuals. To the extent that a secondary trading market for lower-quality bonds exists, it may not be as liquid as the secondary market for higher-quality bonds. Limited liquidity in the secondary market may adversely affect market prices and hinder the advisor’s ability to dispose of particular bonds when it determines that it is in the best interest of a fund to do so. Reduced liquidity also may hinder the advisor’s ability to obtain market quotations for purposes of valuing a fund’s portfolio and determining its NAV. The advisor continually monitors securities to determine their relative liquidity. A fund may incur expenses in excess of its ordinary operating expenses if it becomes necessary to seek recovery on a defaulted bond, particularly a lower-quality bond.
Mortgage-Related Securities
Background
A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.
Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest during the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.
Because the timing and speed of principal repayments vary, the cash flow on mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.
As with other fixed-income securities, the prices of mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage-backed securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.
The fund may receive principal sooner than it expected because of accelerated prepayments. Under these circumstances, the fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, the fund might miss an opportunity to earn interest at higher prevailing rates.
GNMA Certificates
The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934 (Housing Act), as amended, authorizes GNMA to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Affairs under the Servicemen’s Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. GNMA has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.
GNMA certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (a) fixed-rate level payment mortgage loans; (b) fixed-rate graduated payment mortgage loans (GPMs); (c) fixed-rate growing equity mortgage loans

(GEMs); (d) fixed-rate mortgage loans secured by manufactured (mobile) homes (MHs); (e) mortgage loans on multifamily residential properties under construction (CLCs); (f) mortgage loans on completed multifamily projects (PLCs); (g) fixed-rate mortgage loans that use escrowed funds to reduce the borrower’s monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.
Current Status of Fannie Mae and Freddie Mac
Since September 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (FHFA). In addition, the U.S. Treasury has entered into senior preferred stock purchase agreements (SPSPAs) to provide additional financing to Fannie Mae and Freddie Mac. Although the SPSPAs are intended to provide Fannie Mae and Freddie Mac with the necessary cash resources to meet their obligations, Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
The future status and role of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s or Freddie Mac’s operations and activities under the senior preferred stock purchase agreements, market responses to developments at Fannie Mae or Freddie Mac, and future legislative, regulatory, or legal action that alters the operations, ownership, structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.
Fannie Mae Certificates
The Federal National Mortgage Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing. This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.
Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a government agency) of the following types: (a) fixed-rate level payment mortgage loans; (b) fixed-rate growing equity mortgage loans; (c) fixed-rate graduated payment mortgage loans; (d) adjustable-rate mortgage loans; and (e) fixed-rate mortgage loans secured by multifamily projects.
Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government.
Freddie Mac Certificates
The Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily Freddie Mac certificates.
Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac. The mortgage loans underlying Freddie Mac certificates consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first-liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations composing another Freddie Mac certificate group.
Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate. Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on an underlying mortgage loan, but no later than 30 days following (a) foreclosure sale, (b) payment of a claim by any mortgage insurer, or (c) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit pledge of the U.S. government.

Collateralized Mortgage Obligations (CMOs)
A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or Freddie Mac pass-through certificates; (b) unsecured mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs; (c) unsecuritized conventional mortgages; or (d) any combination thereof.
In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called tranches. Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven and 20 years.
As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a sequential pay or plain vanilla CMO.
Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.
The final tranche of a CMO often takes the form of a Z-bond, also known as an accrual bond or accretion bond. Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.
As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.
The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche-known as a companion bond, support or non-PAC bond-that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.
Floating-rate CMO tranches (floaters) pay a variable rate of interest that is usually tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR). Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. Super floaters (which float a certain percentage above a reference rate) and inverse floaters (which float inversely to a reference rate) are variations on the floater structure that have highly variable cash flows.
Single- and Multi-Family Mortgage-Related Securities
A single- or multi-family mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions or municipal agencies to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal. Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest during the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, single- or multi-family mortgage-backed securities return principal to the investor in increments during the life of the security.Because the timing and speed of principal repayments vary, the cash flow on single- or multi-family mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal may be distributed pro rata to investors. As with other fixed-income securities, the prices of single- or multi-family mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of these securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.
A fund may receive principal sooner than it expected because of accelerated prepayments. Under these circumstances, the fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, a fund might miss an opportunity to earn interest at higher prevailing rates.

Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO.
The market values of IOs and POs are very sensitive to interest rate and prepayment rate fluctuations. POs, for example, increase (or decrease) in value as interest rates decline (or rise). The price behavior of these securities also depends on whether the mortgage collateral was purchased at a premium or discount to its par value. Prepayments on discount coupon POs generally are much lower than prepayments on premium coupon POs. IOs may be used to hedge a fund’s other investments because prepayments cause the value of an IO strip to move in the opposite direction from other mortgage-backed securities.
Commercial Mortgage-Backed Securities (CMBS)
CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like. Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments. They may be issued by U.S. government agencies or by private issuers. The credit quality of CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and those of the underlying assets. Examples include classes having characteristics such as floating interest rates or scheduled amortization of principal. Rating agencies rate the individual classes of the deal based on the degree of seniority or subordination of a particular class and other factors. The value of these securities may change because of actual or perceived changes in the creditworthiness of individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate and other factors.
CMBS may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (IO), and all of the principal is distributed to holders of another type of security known as a principal-only security (PO). As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the cases of IOs, prepayments affect the amount of cash flows provided to the investor. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. However, because commercial mortgages are often locked out from prepayment, or have high prepayment penalties or a defeasance mechanism, the prepayment risk associated with a CMBS IO class is generally less than that of a residential IO.
Adjustable Rate Mortgage Securities
Adjustable rate mortgage securities (ARMs) have interest rates that reset at periodic intervals. Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Mortgage Dollar Rolls
Mortgage dollar rolls consist of a fund selling mortgage-backed securities to financial institutions for delivery in the current month and simultaneously contracting to repurchase similar securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The fund will use the proceeds generated from the transaction to invest in high-quality, short duration investments, which may enhance the fund’s current yield and total return. Such investments may have a leveraging effect, increasing the volatility of the fund.

For each mortgage dollar roll transaction, the fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The portfolio managers will monitor the value of such securities to determine that the value equals or exceeds the mortgage dollar roll contract price.
The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold.
To Be Announced (TBA ) Transactions
A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future. Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Municipal Obligations
Tax-exempt or taxable municipal obligations are generally issued by state and local governments or government entities. Interest payments from municipal obligations are generally exempt from federal income tax. Interest payments from certain municipal obligations, however, are subject to federal income tax because of the degree of non-government involvement in the transaction or because federal tax code limitations on the issuance of tax-exempt bonds that benefit private entities have been exceeded. Some typical examples of these taxable municipal obligations include industrial revenue bonds and economic development bonds issued by state or local governments to aid private enterprise. The interest on a taxable municipal bond is often exempt from state taxation in the issuing state. The funds (except Avantis Core Municipal Fixed Income ETF) do not expect to be eligible to pass through to shareholders the tax-exempt character of interest on municipal obligations.
Municipal Activities Focus
From time to time, a significant portion of the Avantis Core Municipal Fixed Income ETF’s assets may be invested in municipal obligations that are related to the extent that economic, business or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if the fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds could suffer as a group. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity or means of financing municipal projects, material or manpower shortages and declining demand for projects or facilities financed by the municipal bonds.
Municipal Bonds
Municipal bonds generally have maturities of more than one year when issued and are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.
General Obligation (GO) bonds are issued by states, counties, cities, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. GO bonds are backed by the issuer’s full faith and credit pledge based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.
Revenue bonds are not backed by an issuer’s taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and seaport facilities, schools and hospitals.
Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and seaport facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility’s operator to meet financial obligations and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.
Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the fund may have to treat the security’s final maturity as its effective maturity, lengthening the fund’s weighted average maturity and increasing the volatility of the fund.
The funds may purchase municipal bonds with credit enhancements such as letters of credit or municipal bond insurance from time to time. Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of a fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. But, it can reflect the rating on the insured credit if the bond insurer rating is downgraded below that of the insured credit.The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance that this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal bonds that have been issued and are outstanding are insured by a small number of insurance companies, so an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company and on the municipal bond markets as a whole.Before the 2008 financial crisis, municipal bond insurers insured approximately half of newly issued municipal securities. Since the crisis, the number of municipal bond insurers has dropped, and the role of bond insurance in the municipal markets has declined significantly. Currently, there are only a few companies actively writing such polices, and municipal market penetration is less than 10%.
Municipal Lease Obligations
Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party. Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.
Municipal Notes
Consistent with their investment objectives, the funds may invest in municipal notes, which are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.
Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. TANs usually are general obligations of the issuer. General obligations are backed by the issuer’s full faith and credit pledge based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.
Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.
Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.
Revenue anticipation warrants, or reimbursement warrants, are issued to meet the cash flow needs of state governments at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in the state’s General Fund, including the proceeds of RANs issued following enactment of a state budget or the proceeds of refunding warrants issued by the state.
Municipal Tobacco Bonds
Municipal tobacco bonds’ payment obligations are tied to a master settlement agreement between 46 states and certain U.S. territories and several major tobacco companies. The agreement provides that if certain conditions are met the tobacco companies may reduce or suspend part of their payments. In such an event, the issuer of the bonds may not make full payments and the funds, as investors of the bonds, may suffer.
Other Investment Companies
Each of the funds may invest in other investment companies, such as closed-end investment companies, unit investment trusts, exchange traded funds (ETFs) and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to
•3% of the total voting stock of any one investment company,
•5% of the fund’s total assets with respect to any one investment company, and
•10% of the fund’s total assets in the aggregate.

Such exceptions may include reliance on Rule 12d1-4 of the Investment Company Act. Rule 12d1-4, subject to certain requirements, would permit a fund to invest in affiliated investment companies (other American Century mutual funds and ETFs) and unaffiliated investment companies in excess of the limitations described above.
A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.
As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.
ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or index-based. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities, to gain exposure to specific asset classes or sectors, or as a substitute for investing directly in securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities. Additionally, because the price of ETF shares is based on market price rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). A fund may also incur brokerage commissions, as well as the cost of the bid/ask spread, when purchase or selling ETF shares.
Repurchase Agreements
Each fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.
A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund’s money is invested in the security.
Because the security purchased constitutes collateral security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund’s risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the funds’ advisor.
Repurchase Agreements maturing in more than seven days would count toward a fund’s 15% limit on illiquid securities.
Restricted and Illiquid Securities
The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds’ criteria for selection. Restricted securities include securities that cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or that are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.
With respect to securities eligible for resale under Rule 144A, the advisor will determine the liquidity of such securities pursuant to the fund’s Liquidity Risk Management Program, approved by the Board of Trustees in accordance with Rule 22e-4.
Because the secondary market for restricted securities is generally limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly, and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the portfolio managers will consider appropriate remedies to minimize the effect on such fund’s liquidity. Each of the funds may invest no more than 15% of the value of its assets in illiquid securities.
Short-Term Securities
To meet anticipated redemptions, anticipated purchases of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, the funds may invest a portion of their assets in money market and other short-term securities.
Examples of those securities include:
•Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
•Commercial Paper;
•Certificates of Deposit and Euro Dollar Certificates of Deposit;
•Bankers’ Acceptances;
•Short-term notes, bonds, debentures, or other debt instruments;
•Repurchase agreements; and
•Money market funds.

Swap Agreements
Each fund may invest in swap agreements, consistent with its investment objective and strategies. A fund may enter into a swap agreement to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.
Swap agreements are two-party contracts entered primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include, for example, interest rate swaps, under which fixed- or floating-rate interest payments on a specific principal amount are exchanged and total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset (usually an index, including inflation indexes, stock, bond or defined portfolio of loans and mortgages) in exchange for fee payments, often a variable stream of cashflows based on a reference rate. The funds may enter into credit default swap agreements to hedge an existing position by purchasing or selling credit protection. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.
Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness or that are cleared through a Derivatives Clearing Organization (DCO). Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds’ ability to use swap agreements.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) and related regulatory developments require the clearing and exchange-trading of certain standardized derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Although exchange trading is designed to decrease counterparty risk, it does not do so entirely because the fund will still be subject to the credit risk of the central clearinghouse. Cleared swaps are subject to margin requirements imposed by both the central clearinghouse and the clearing member FCM. Uncleared swaps are now subject to post and collect collateral on a daily basis to secure mark-to-market obligations (variation margin). Swaps data reporting may subject a fund to administrative costs, and the safeguards established to protect trader anonymity may not function as expected. Exchange trading, central clearing, margin requirements, and data reporting regulations may increase a fund’s cost of hedging risk and, as a result, may affect shareholder returns.
Tender Option Bonds
Tender Option Bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations.
TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating.
There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the portfolio managers monitor the credit quality of bonds underlying the fund’s TOB holdings.
The portfolio managers also take steps to minimize the risk that a fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (1) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (2) legal opinions relating to the tax ownership of the underlying bonds, and (3) other elements of the structure that could result in taxable income or other adverse tax consequences. After purchase, the portfolio managers monitor factors related to the tax-exempt status of the fund’s TOB holdings in order to minimize the risk of generating taxable income.
U.S. Government Securities
The funds may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association (FNMA), are supported by the discretionary authority of the U.S. government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.
Variable- and Floating-Rate Securities
Variable- and floating-rate securities, including variable-rate demand obligations (VRDOs) and floating-rate notes (FRNs), provide for periodic adjustments to the interest rate. The adjustments are generally based on an index-linked formula, or determined through a remarketing process.
These types of securities may be combined with a put or demand feature that permits the fund to demand payment of principal plus accrued interest from the issuer or a financial institution. Examples of VRDOs include variable-rate demand notes (VRDNs) and variable rate demand preferreds (VRDPs). VRDNs combine a demand feature with an interest rate reset mechanism designed to result in a market value for the security that approximates par. VRDNs are generally designed to meet the requirements of money market fund Rule 2a-7. VRDPs are issued by a closed-end fund that in turn invests primarily in portfolios of bonds. They feature a floating rate dividend set via a weekly remarketing and have a fixed term, mandatory redemption, and an unconditional par put option.
When-Issued and Forward Commitment Agreements
The funds may engage in securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.
For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, buy/sell back transactions, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price to acquire a specific security.
When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.
In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. To the extent a fund remains fully invested or almost fully invested at the same time it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. When the time comes to pay for the when-issued securities, a fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.
Zero-Coupon, Step-Coupon, Range Floaters and Pay-In-Kind Securities
Zero-coupon debt securities do not make regular cash interest payments, and are sold at a deep discount to their face value.
The fund may also purchase step-coupon or step-rate debt securities. Instead of having a fixed coupon for the life of the security, coupon or interest payments may increase to predetermined rates at future dates. The issuer generally retains the right to call the security. Some step-coupon securities are issued with no coupon payments at all during an initial period, and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value.
Finally, the fund may purchase pay-in-kind securities that do not make regular cash interest payments, but pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate.
Although zero-coupon, pay-in-kind and certain range floaters and step-coupon securities may not pay current cash income, federal income tax law requires the holder to include in income each year the portion of any original issue discount and other noncash income on such securities accrued during that year. In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code and avoid certain excise tax, the fund is required to make distributions of any original issue discount and other noncash income accrued for each year. Accordingly, the fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, to generate a case to meet these distribution requirements.

Investment Policies
Unless otherwise indicated, except for the percentage limitations on borrowing, the policies described below apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund’s assets will not be considered in determining whether it has complied with its investment policies.
Fundamental Investment Policies
The funds’ fundamental investment policies are set forth below. These investment policies and a fund’s status as diversified may not be changed without approval of a majority of the outstanding votes of shareholders of a fund. Under the Investment Company Act, the vote of a majority of the outstanding votes of shareholders means, the vote of (A) 67 percent or more of the voting securities present at a shareholder meeting, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy; or (B) more than 50 percent of the outstanding voting securities, whichever is less.

Subject	Policy
Senior Securities	A fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing	A fund may not borrow money, except to the extent permitted by the Investment Company Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Lending	A fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the Investment Company Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.
Real Estate	A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
Concentration	A fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Underwriting	A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
Commodities	A fund may not purchase or sell commodities, except to the extent permitted by the Investment Company Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Control	A fund may not invest for purposes of exercising control over management.
For purposes of the investment policy relating to senior securities, a fund may borrow from any bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of such fund. In the event that such asset coverage falls below 300%, the fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%. In addition, when a fund enters into certain transactions involving potential leveraging, it will hold offsetting positions or segregate assets to cover such obligations at levels consistent with the guidance of the SEC and its staff.
For purposes of the investment policies relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend money to other American Century Investments-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the cost of short-term bank loans. Interfund loans and borrowings normally extend only overnight but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. For purposes of the funds’ investment policy relating to borrowing, short positions held by the funds are not considered borrowings.
In complying with the fundamental investment policy relating to concentration:
(a)there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations (except that an Industrial Development Bond backed only by the assets and revenues of a non-governmental user will be deemed to be an investment in the industry represented by such user),

(b)wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents,
(c)utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry, and
(d)personal credit and business credit businesses will be considered separate industries.
Although the funds’ fundamental investment policy relating to commodities would permit investments in commodities, the funds do not currently intend to purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. The funds may, however, purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities to the extent permitted by such fund’s investment objectives and policies.
The Avantis Core Municipal Fixed Income Fund has a fundamental policy to invest at least 80% of its net assets, in municipal fixed income securities with interest payments exempt from federal income tax.
Nonfundamental Investment Policies
The funds are subject to the following investment policies that are not fundamental and may be changed by the Board of Trustees.
Each fund’s investment objective is a nonfundamental investment policy and may be changed by the Board of Trustees without approval by shareholders.
The funds have adopted nonfundamental investment policies in accordance with Rule 35d-1 under the Investment Company Act to invest at least 80% of their assets in the type of investments suggested by their respective names. For purposes of such investment policy, “assets” include the fund’s net assets, plus the amount of any borrowings for investment purposes. Each fund’s Rule 35d-1 80% policy is nonfundamental, which means that it may be changed by the Board of Trustees without the approval of shareholders. Shareholders will be given at least 60 days’ notice of any change to a fund’s Rule 35d-1 80% policy.
The Investment Company Act imposes certain additional restrictions upon the funds’ ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.
Temporary Defensive Measures
For temporary defensive purposes, each fund may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, a fund may invest a portion of its assets in money market, cash, cash-equivalents or other short-term securities.
Portfolio Turnover
The portfolio turnover rate of each fund for its most recent fiscal year will be included in the Fund Summary section of that fund’s prospectus. The portfolio turnover rate for each fund’s last five fiscal years (or a shorter period if the fund is less than five years old) will be shown in the Financial Highlights tables in the prospectus. Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook.
The portfolio managers do not have a predefined holding period for any security because changes in the market or security specific financial information may occur at any time. The funds are not expected to have high turnover given that the portfolios managers consider the trade-off between expected returns and implementation costs when deciding to sell a security. However, there is no guarantee that portfolio turnover will always remain low. Higher turnover would generate correspondingly higher brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the funds, if any, because short-term capital gains are taxable as ordinary income.
Disclosure of Portfolio Holdings
The advisor has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.
Distribution to the Public
Month-end full portfolio holdings for each Avantis Investors fund will generally be made available for distribution 15 calendar days after the end of the month. This disclosure is in addition to the portfolio disclosure in annual and semiannual shareholder reports and the quarterly portfolio disclosures on Form N-PORT. Such disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and posted on avantisinvestors.com at approximately the same time the filings are made. The distribution of holdings after the above time periods is not limited.

On a monthly basis, top 20 holdings (on an absolute basis and relative to the appropriate benchmark) for each fund will generally be made available for distribution 2 business days after the end of each month and will be posted on avantisinvestors.com at approximately the same time.
Portfolio characteristics that are derived from portfolio holdings will be made available for distribution 2 business days after the end of each month. Certain characteristics, as determined by the advisor, will be posted on avantisinvestors.com monthly at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis and may add or delete characteristics to or from those considered confidential at any time.
Examples of securities currently or previously held in a portfolio may be included in presentations or other marketing documents as soon as available. The inclusion of such examples is at the relevant portfolio’s team discretion.
So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.
Accelerated Disclosure
The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.
Ongoing Arrangements
Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analyses of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.
In such cases, accelerated disclosure is permitted if the service provider enters an appropriate non-disclosure agreement with the funds’ distributor in which it agrees to treat the information confidentially until the public distribution date and represents that the information will be used only for the legitimate services provided to its clients (i.e., not for trading). Non-disclosure agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate non-disclosure agreement has been obtained from each recipient identified in the reports.
Those parties who have entered into non-disclosure agreements as of March 31, 2022, are as follows:
•Aetna Inc.
•Alight Solutions LLC
•AllianceBernstein L.P.
•American Fidelity Assurance Co.
•Ameritas Life Insurance Corporation
•AMP Capital Investors Limited
•Annuity Investors Life Insurance Company
•Aon Hewitt Investment Consulting
•Athene Annuity & Life Assurance Company
•AUL/American United Life Insurance Company
•AXA Equitable Funds Management Group, LLC
•Bell Globemedia Publishing
•Bellwether Consulting, LLC
•BNY Mellon Performance & Risk Analytics, LLC
•Brighthouse Life Insurance Company
•Callan Associates, Inc.
•Calvert Asset Management Company, Inc.
•Cambridge Associates, LLC

•Cambridge Financial Services, Inc.
•Capital Cities, LLC
•Charles Schwab & Co., Inc.
•Clearwater Analytics, LLC
•Cleary Gull Inc.
•Commerce Bank
•Connecticut General Life Insurance Company
•Corestone Investment Managers AG
•Corning Incorporated
•Curcio Webb LLC
•Deutsche AM Distributors, Inc.
•Eckler Partners Ltd.
•Electra Information Systems, Inc.
•Equitable Investment Management Group, LLC
•EquiTrust Life Insurance Company
•Farm Bureau Life Insurance Company
•FCA US LLC
•Fidelity Workplace Services, LLC
•FIL Investment Management
•Finance-Doc Multimanagement AG
•Fund Evaluation Group, LLC
•Gavion, LLC
•Government Employees Pension Service
•Great-West Financial Retirement Plan Services, LLC
•The Guardian Life Insurance Company of America
•ICMA Retirement Corporation
•Intel Corporation
•InvesTrust Consulting, LLC
•Iron Capital Advisors
•Jefferson National Life Insurance Company
•JLT Investment Management Limited
•John Hancock Financial Services, Inc.
•Kansas City Life Insurance Company
•Kiwoom Asset Management
•Kmotion, Inc.
•Korea Investment Management Co. Ltd.
•Korea Teachers Pension
•Legal Super Pty Ltd.
•The Lincoln National Life Insurance Company
•Lipper Inc.
•Marquette Associates
•Massachusetts Mutual Life Insurance Company
•Mercer Investment Management, Inc.
•Merrill Lynch
•Midland National Life Insurance Company
•Minnesota Life Insurance Company
•Modern Woodmen of America

•Montana Board of Investments
•Morgan Stanley Smith Barney LLC
•Morningstar Investment Management LLC
•Morningstar, Inc.
•Morningstar Investment Services, Inc.
•MUFG Union Bank, N.A.
•Mutual of America Life Insurance Company
•National Life Insurance Company
•Nationwide Financial
•NEPC
•The Newport Group
•Nomura Asset Management U.S.A. Inc.
•Nomura Securities International, Inc.
•The Northern Trust Company
•Northwestern Mutual Life Insurance Co.
•NYLIFE Distributors, LLC
•Old Mutual Global Investors (UK) Limited
•Pacific Life Insurance Company
•Pavilion Advisory Group Inc.
•Principal Life Insurance Company
•Prudential Financial
•RidgeWorth Capital Management, Inc.
•Rocaton Investment Advisors, LLC
•RSM US Wealth Management LLC
•RVK, Inc.
•S&P Financial Communications
•Säästöpankki (The Savings Banks)
•Security Benefit Life Insurance Co.
•Shinhan BNP Paribas Asset Management
•SP-Fund Management Ltd.
•State Street Global Exchange
•SunTrust Bank
•Symetra Life Insurance Company
•Tokio Marine Asset Management Co., Ltd.
•Towers Watson Investment Services, Inc.
•Towers Watson Limited
•UBS Financial Services, Inc.
•UBS Wealth Management
•Valic Financial Advisors Inc.
•VALIC Retirement Services Company
•Vestek Systems, Inc.
•Voya Retirement Insurance and Annuity Company
•Wells Fargo Bank, N.A.
•Wilshire Associates Incorporated
•Zeno Consulting Group, LLC
Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:

(1) Full holdings monthly as soon as reasonably available;
(2) Top 10 holdings monthly as soon as reasonably available; and
(3) Portfolio attributes (such as sector or country weights), characteristics and performance attribution monthly as soon as reasonably available.
The types, frequency and timing of disclosure to such parties vary.
Single Event Requests
In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP. In these circumstances, top 15 holdings may be disclosed as soon as available. Such disclosure may be presented in paired trades, such as by showing a long holding in one sector or security and a corresponding short holding in another sector or security together to show a long/short strategy. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.
Service Providers
Various service providers to the funds and the funds’ advisor must have access to some or all of the funds’ portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the funds’ custodian (daily, with no lag), auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the funds and the advisor are provided elsewhere in this statement of additional information. In addition, the funds’ investment advisor may use analytical systems provided by third party data aggregators who have access to the funds’ portfolio holdings daily, with no lag. These data aggregators enter into separate non-disclosure agreements after authorization by an appropriate officer of the advisor. The agreements with service providers and data aggregators generally require that they treat the funds’ portfolio holdings information confidentially until the public distribution date and represent that the information will be used only for the legitimate services it provides (i.e., not for trading).
Additional Safeguards
The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders, including procedures to address conflicts between the interests of shareholders and those of the advisor and its affiliates. First, the frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. If a request for portfolio holdings or characteristics creates a potential conflict of interest that is not addressed by the safeguards and procedures described above, the advisor’s procedures require that such requests may only be granted with the approval of the advisor’s legal department and the relevant chief investment officers. In addition, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly by the advisor’s compliance department. Finally, the funds’ Board of Trustees exercises oversight of disclosure of the funds’ portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.
Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.
The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.
Management
The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment

Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8 and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
Qualifications of Trustees
Generally, no one factor was decisive in the selection of the trustees to the board. Qualifications considered by the board to be important to the selection and retention of trustees include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the board; (v) the individual’s ability to work effectively with the other members of the board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective trustee. In addition, the individuals’ ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the board, and their familiarity with the funds are considered important assets.
While the board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for trustee. The board generally considers the manner in which each trustee’s professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the board. Additional information about each trustee’s individual educational and professional experience (supplementing the information provided in the table above) follows and was considered as part of his or her nomination to, or retention on, the board.
Reginald M. Browne: BS in Business Administration, La Salle University; 15 years’ experience in the ETF industry with a core focus on market-making and institutional sales
Jeremy I. Bulow: BA, MA, Yale University; PhD in Economics, Massachusetts Institute of Technology; formerly, Director, Bureau of Economics, Federal Trade Commission
Barry A. Mendelson: AB, Geology, Vassar College; JD, The George Washington University School of Law; formerly, Principal and Senior Counsel, The Vanguard Group (investment management); eight years’ experience with the U.S. Securities and Exchange Commission, Division of Investment Management
Jonathan S. Thomas: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Stephen E. Yates: BS and MS in Industrial Engineering, University of Alabama; formerly, Executive Vice President, Technology & Operations, KeyCorp. (banking services); formerly, President, USAA Information Technology Company (financial services); 33 years’ of experience in Information Technology; formerly, Director, Applied Industrial Technologies, Inc.
Responsibilities of the Board
The board is responsible for overseeing the advisor’s management and operations of the funds pursuant to the management agreement. Trustees also have significant responsibilities under the federal securities laws. Among other things, they:
•oversee the performance of the funds;
•oversee the quality of the advisory and shareholder services provided by the advisor;
•review annually the fees paid to the advisor for its services;
•monitor potential conflicts of interest between the funds and their affiliates, including the advisor;
•oversee custody of assets and the valuation of securities; and
•oversee the funds’ compliance program.
In performing their duties, board members receive detailed information about the funds and the advisor regularly throughout the year, and they meet in person at least quarterly with management of the advisor to review reports about fund operations. The trustees’ role is to provide oversight and not to provide day-to-day management.
The board has all powers necessary or convenient to carry out its responsibilities. Consequently, the board may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds’ shareholders. They may increase or reduce the number of board members and may, subject to the Investment Company Act, fill board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more trustees who may exercise the powers and authority of the board as determined by the trustees. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any board committee and to any agent or employee of the funds or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a fund.
To communicate with the board, or a member of the board, a shareholder should send a written communication addressed to the board or member of the board to the attention of the Corporate Secretary at the following address: P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. All shareholder communications received will be forwarded to the board or the independent chairman of the board.
Board Leadership Structure and Standing Board Committees
Reginald M. Browne serves as the independent chairman of the board and has served in such capacity since 2019. All the board’s members except Jonathan S. Thomas are independent trustees. The independent trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent trustee may serve as an officer or employee of a fund. The board has also established an Audit Committee, described below, comprised solely of independent trustees. The board believes that the current leadership structure is appropriate and allows for independent oversight of the funds.
The board has an Audit Committee that approves the funds’ (or trust’s) engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent trustees. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the funds’ valuation policy and receiving reports regarding instances of fair valuation thereunder) and receives regular reports from the advisor’s internal audit department. The committee currently consists of Barry A. Mendelson (chair), Reginald M. Browne, Jeremy I. Bulow and Stephen E. Yates. It met two times during the fiscal year ended August 31, 2021.
Risk Oversight by the Board
As previously disclosed, the board oversees the advisor’s management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board’s oversight and is undertaken in connection with the duties of the board. The board oversees various types of risks relating to the funds, including, but not limited to, investment risk, operational risk and enterprise risk. Through its regular interactions with management of the advisor during and between meetings, the board will analyze, evaluate, and provide feedback on the advisor’s risk management processes. In addition, the board will receive information regarding, and have discussions with senior management of the advisor about, the advisor’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board, or that the advisor’s risk management systems and strategies, and the board’s oversight thereof, will mitigate all elements of risk, or even all elements of material risk to the funds.

Board Compensation
For the fiscal year ended August 31, 2021, trustees listed in the following table received the amounts shown for services on the trust’s board and on the boards of other funds in the American Century family of funds if applicable. Neither Jonathan S. Thomas nor any officers of the funds receives compensation from the funds. Because Mr. Bulow was not a trustee on August 31, 2021, he is not included in the table.

Name of Trustee	Total Compensation for Service as Trustee to the Trust(1)(2)	Total Compensation for Services as Directors/Trustees for the American Century Investments Family of Funds(3)
Reginald M. Browne	$75,000	$75,000
Ronald J. Gilson(4)	$60,000	$446,667
Barry A. Mendelson	$65,000	$65,000
Stephen E. Yates	$60,000	$453,000
1    Includes compensation paid to the trustees for the fiscal year ended August 31, 2021, and also includes amounts deferred at the election of the trustees under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.
2    Reflects the compensation paid to each trustee for the funds in this SAI aggregated with the compensation paid to the trustees for other series of the trust.
3    Includes compensation paid to each trustee for his service as director/trustee for one (in the case of Mr. Gilson, nine, and in the case of Mr. Yates, eight) investment company in the American Century Investments family of funds. Includes deferred compensation paid under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan as follows: Mr. Yates, $453,000.
4    Mr. Gilson retired from the Board on December 31, 2021.
None of the funds currently provides any pension or retirement benefits to the trustees except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the trust. Under the plan, the independent trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the funds. All deferred fees are credited to accounts established in the names of the trustees. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of funds from time to time.
Generally, deferred fees are not payable to a trustee until the distribution date elected by the trustee in accordance with the terms of the plan. Such distribution date may be a date on or after the trustee’s retirement date, but may be an earlier date if the trustee agrees not to make any additional deferrals after such distribution date. Distributions may commence prior to the elected payment date for certain reasons specified in the plan, such as unforeseeable emergencies, death or disability. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a trustee, all remaining deferred fee account balances are paid to the trustee’s beneficiary or, if none, to the trustee’s estate.
The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have met all payment obligations under the plan. The rights of trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.
Ownership of Fund Shares
The trustees owned shares in the funds as of December 31, 2021, as shown in the the table below. Avantis U.S. Large Cap Value Fund had not yet commenced operations as of such date. Because Mr. Bulow was not a trustee on December 31, 2021, he is not included in the table.

Name of Trustee
	Reginald M. Browne	Barry A. Mendelson	Jonathan S. Thomas	Stephen E. Yates
Dollar Range of Equity Equity Securities in the Fund:
Avantis Core Fixed Income Fund	A	A	A	A
Avantis Core Municipal Fixed Income Fund	A	A	A	A
Avantis Emerging Markets Equity Fund	A	A	A	A
Avantis International Equity Fund	A	A	A	A
Avantis International Small Cap Value Fund	A	A	A	A
Avantis Short-Term Fixed Income Fund	A	A	A	A
Avantis U.S. Equity Fund	A	A	A	A
Avantis U.S. Small Cap Value Fund	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in Family of Investment Companies	A	C	E	E
Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000
Beneficial Ownership of Affiliates by Independent Trustees
No independent trustee or his or her immediate family members beneficially owned shares of the advisor, the funds’ principal underwriter or any other person directly or indirectly controlling, controlled by, or under common control with the advisor or the funds’ principal underwriter as of the date of this SAI.
Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

John Pak (1968)	General Counsel and Vice President since 2021
General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)

Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present); Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACC (2003 to present)

Code of Ethics
The funds, their investment advisor, principal underwriter and, if applicable, subadvisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments.
Proxy Voting Policies
The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. The funds’ Board of Trustees has approved the advisor’s proxy voting policies to govern the advisor’s proxy voting activities.
A copy of the advisor’s proxy voting policies is attached hereto as Appendix D. Information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.
The Funds’ Principal Shareholders
A list of the funds’ principal shareholders appears in Appendix A.
Service Providers
The funds have no employees. To conduct the funds’ day-to-day activities, the trust has hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.
ACIM, ACS and ACIS are wholly owned, directly or indirectly, by ACC. The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
Investment Advisor
American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.
Each class of each fund is subject to a contractual unified management fee based on a percentage of the daily net assets of such class. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. The amount of the fee is calculated daily and paid monthly in arrears.

Fund	Class	Management Fee Rate
Avantis Core Fixed Income Fund	Institutional and G Class	0.15%
Avantis Core Municipal Fixed Income Fund	Institutional and G Class	0.15%
Avantis Emerging Market Equity Fund	Institutional and G Class	0.33%
Avantis International Equity Fund	Institutional and G Class	0.23%
Avantis International Small Cap Value Fund	Institutional and G Class	0.36%
Avantis Short-Term Fixed Income Fund	Institutional and G Class	0.15%
Avantis U.S. Equity Fund	Institutional and G Class	0.15%
Avantis U.S. Large Cap Value Fund	Institutional and G Class	0.15%
Avantis U.S. Small Cap Value Fund	Institutional and G Class	0.25%
On each calendar day, each class of each fund accrues a management fee that is equal to the class’s management fee rate (as calculated pursuant to the above schedules) times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The management fee is the sum of the daily fee calculations for each day of the previous month.
The management agreement between the trust and the advisor shall continue in effect for a period of two years from its effective date (unless sooner terminated in accordance with its terms) and shall continue in effect from year to year thereafter for each fund so long as such continuance is approved at least annually by
(1)either the funds’ Board of Trustees, or a majority of the outstanding voting securities of such fund (as defined in the Investment Company Act) and
(2)the vote of a majority of the trustees of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds’ Board of Trustees or a majority of the outstanding voting securities of each class of such fund may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.
The management agreement states that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
The management agreement also provides that the advisor and its officers, trustees and employees may engage in other business, render services to others, and devote time and attention to any other business whether of a similar or dissimilar nature.
Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.
The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Trustees has approved the policy of the advisor with respect to the aggregation of portfolio transactions. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.
Unified management fees incurred by each fund for the fiscal period ended August 31, 2021 and 2020 are indicated in the following table.

Unified Management Fees
Fund	2021	2020
Avantis Core Fixed Income Fund	$10,764[1,2]	N/A
Avantis Core Municipal Fixed Income Fund	$10,992[2,3]	N/A
Avantis Emerging Markets Equity Fund	$284,398 [4]	$59,631[5]
Avantis International Equity Fund	$144,779 [6]	$50,781[5]
Avantis International Small Cap Value Fund	$307,726 [7]	$47,662[5]
Avantis Short-Term Fixed Income Fund	$10,768[2,8]	N/A
Avantis U.S. Equity Fund	$147,358 [9]	$30,143[5]
Avantis U.S. Small Cap Value Fund	$433,507[10]	$59,790[5]
1     Amount shown reflects waiver by advisor of $1,524 in management fees.
2     For the period February 24, 2021, the fund’s inception date, to August 31, 2021.
3     Amount shown reflects waiver by advisor of $784 in management fees.
4     Amount shown reflects waiver by advisor of $178 in management fees.
5     For the period December 4, 2019, the fund’s inception date, to August 31, 2020.
6     Amount shown reflects waiver by advisor of $422 in management fees.
7     Amount shown reflects waiver by advisor of $13 in management fees.
8     Amount shown reflects waiver by advisor of $805 in management fees.
9     Amount shown reflects waiver by advisor of $696 in management fees.
10     Amount shown reflects waiver by advisor of $119 in management fees.
Portfolio Managers
Accounts Managed
The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account. As a new fund, Avantis U.S. Large Cap Value Fund is not included in the table below.

Accounts Managed (As of August 31, 2021)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Hozef Arif	Number of Accounts	6	0	0
	Assets	$176.9 million(1)	N/A	N/A
Mitchell Firestein	Number of Accounts	10	0	4
	Assets	$6.8 billion(2)	N/A	$370 thousand
Mitchell Handa	Number of Accounts	6	0	0
	Assets	$176.9 million(1)	N/A	N/A
Daniel Ong	Number of Accounts	16	0	4
	Assets	$7.0 billion(3)	N/A	$370 thousand
Ted Randall	Number of Accounts	10	0	4
	Assets	$6.8 billion(2)	N/A	$370 thousand
Eduardo Repetto	Number of Accounts	16	0	4
	Assets	$7.0 billion(3)	N/A	$370 thousand
1    Includes $16.8 million in Avantis Core Fixed Income, $15.4 million in Avantis Core Municipal Fixed Income and $15.0 million in Avantis Short-Term Fixed Income.
2    Includes $119.1 million in Avantis Emerging Markets Equity, $77.9 million in Avantis International Equity, $131.8 million in Avantis International Small Cap Value, $213.4 million in Avantis U.S. Equity, and $260.3 million in Avantis U.S. Small Cap Value.
3    Includes $16.8 million in Avantis Core Fixed Income, $15.4 million in Avantis Core Municipal Fixed Income, $119.1 million in Avantis Emerging Markets Equity, $77.9 million in Avantis International Equity, $131.8 million in Avantis International Small Cap Value, $15.0 million in Avantis Short-Term Fixed Income, $213.4 million in Avantis U.S. Equity, and $260.3 million in Avantis U.S. Small Cap Value.
Potential Conflicts of Interest
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

There is an ethical wall between the Avantis trading desk and all other American Century traders. The advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.
Compensation
Portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of the date of the SAI, it includes the components described below.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of the portfolio managers’ compensation takes the form of an annual bonus. As Chief Investment Officer, Mr. Repetto’s annual bonus is tied to average assets under management in the Avantis Investors’ funds. All other Avantis portfolio managers received a guaranteed minimum bonus during their first year of employment. Thereafter, the bonuses of those portfolio managers are discretionary, allocated by Mr. Repetto based on individual performance. Factors impacting the discretionary bonus may include a portfolio manager’s understanding and improvement of the funds’ investment models, efficient execution of investment decisions, and client interaction.
The following table indicates the dollar range of securities of each fund beneficially owned by the fund’s portfolio managers as of August 31, 2021. As a new fund, Avantis U.S. Large Cap Value Fund is not included in the table below.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Avantis Core Fixed Income Fund
Hozef Arif	A
Mitchell Handa	A
Daniel Ong	A
Eduardo Repetto	A
Avantis Core Municipal Fixed Income Fund
Hozef Arif	A
Mitchell Handa	A
Daniel Ong	A
Eduardo Repetto	A
Avantis Emerging Markets Equity Fund
Mitchell Firestein	A
Daniel Ong	A
Ted Randall	A
Eduardo Repetto	E

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Avantis International Equity Fund
Mitchell Firestein	A
Daniel Ong	A
Ted Randall	A
Eduardo Repetto	E
Avantis International Small Cap Value Fund
Mitchell Firestein	A
Daniel Ong	A
Ted Randall	A
Eduardo Repetto	D
Avantis Short-Term Fixed Income Fund
Hozef Arif	A
Mitchell Handa	A
Daniel Ong	A
Eduardo Repetto	A
Avantis U.S. Equity Fund
Mitchell Firestein	A
Daniel Ong	A
Ted Randall	A
Eduardo Repetto	E
Avantis U.S. Small Cap Value Fund
Mitchell Firestein	A
Daniel Ong	A
Ted Randall	A
Eduardo Repetto	D
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.
Transfer Agent and Administrator
American Century Services, LLC (ACS), 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software and personnel, for the day-to-day administration of the funds and the advisor. The advisor pays ACS’s costs for serving as transfer agent and dividend-paying agent for the funds out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the discussion under the caption Investment Advisor on page 37.
Proceeds from purchases of fund shares may pass through accounts maintained by the transfer agent at Commerce Bank, N.A. or UMB Bank, n.a. before being held at the fund’s custodian. Redemption proceeds also may pass from the custodian to the shareholder through such bank accounts.
From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.
Sub-Administrator
The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (SSB) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund. The advisor pays SSB a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex serviced by SSB. ACS does pay SSB for some additional services on a per fund basis. While ACS continues to serve as the administrator of the funds, SSB provides sub-administrative services that were previously undertaken by ACS.

Distributor
The funds’ shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.
The distributor is the principal underwriter of the funds’ shares. The distributor makes a continuous, best efforts underwriting of the funds’ shares. This means the distributor has no liability for unsold shares. The advisor pays ACIS’s costs for serving as principal underwriter of the funds’ shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the discussion under the caption Investment Advisor on page 37. ACIS does not earn commissions for distributing the funds’ shares.
Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services that would otherwise be provided by the distributor or its affiliates. The distributor may pay fees out of its own resources to such financial intermediaries for providing these services.
Custodian Bank
State Street Bank and Trust Company (SSB), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 serves as custodian of the funds’ cash and securities under a Master Custodian Agreement with the trust. Foreign securities, if any, are held by foreign banks participating in a network coordinated by SSB. The custodian takes no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodian and may purchase or sell certain securities from or to the custodian.
Securities Lending Agent
State Street Bank and Trust Company (SSB) serves as securities lending agent for the funds pursuant to a Securities Lending Administration Agreement with the advisor. The following table provides the amounts of income and fees/compensation related to the funds’ securities lending activities during the most recent fiscal year:

	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund	Avantis U.S. Equity Fund	Avantis U.S. Small Cap Value Fund
Gross income from securities lending activities	$42,051	$34,712	$77,373	$4,926	$38,691
Fees and/or compensation paid by the fund for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$4,166	$3,329	$7,654	$469	$3,848
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$382	$593	$523	$58	$223
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fee not included in the revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$6	$5	$8	$0	$0
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$4,553	$3,927	$8,185	$528	$4,072
Net income from securities lending activities	$37,498	$30,785	$69,188	$4,398	$34,619
As the funds’ securities lending agent, SSB provides the following services: locating borrowers for fund securities, executing loans of portfolio securities pursuant to terms and parameters defined by the advisor and the Board of Trustees, monitoring the daily value of the loaned securities and collateral, requiring additional collateral as necessary, managing cash collateral, and providing certain limited recordkeeping and accounting services.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP is the independent registered public accounting firm of the funds. The address of Deloitte & Touche LLP is 1100 Walnut Street, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, Deloitte & Touche LLP provides services including auditing the annual financial statements and financial highlights for each fund.

Brokerage Allocation
The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).
Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios. In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:
•applicable commission rates and other transaction costs charged by the broker-dealer
•value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)
•timeliness of the broker-dealer’s trade executions
•efficiency and accuracy of the broker-dealer’s clearance and settlement processes
•broker-dealer’s ability to provide data on securities executions
•financial condition of the broker-dealer
•the quality of the overall brokerage and customer service provided by the broker-dealer
In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.
On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace. In evaluating the reasonableness of commission rates, the advisor considers:
•rates quoted by broker-dealers
•the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved
•the ability of a broker-dealer to execute large trades while minimizing market impact
•the complexity of a particular transaction
•the nature and character of the markets on which a particular trade takes place
•the level and type of business done with a particular firm over a period of time
•the ability of a broker-dealer to provide anonymity while executing trades
•historical commission rates
•rates that other institutional investors are paying, based on publicly available information
The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.
Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a periodic basis, members of the advisor’s portfolio management team assess the quality and value of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts. The results of the periodic assessments are used to add or remove brokers from the approved brokers list, if needed, and to set research budgets for the following period.  Execution-only brokers are used where deemed appropriate.
In the fiscal period ended August 31, 2021 and 2020, the brokerage commissions including, as applicable, futures commissions, of each fund are listed in the following table.

Fund	2021	2020
Avantis Core Fixed Income Fund	$6¹	N/A
Avantis Core Fixed Income Municipal Fund	$0¹	N/A
Avantis Emerging Markets Equity Fund	$18,881	$13,524²
Avantis International Equity Fund	$6,622	$13,381²
Avantis International Small Cap Value Fund	$27,772	$11,242²
Avantis Short-Term Fixed Income Fund	$1¹	N/A
Avantis U.S. Equity Fund	$15,372	$5,399²
Avantis U.S. Small Cap Value Fund	$58,919	$27,302²
1 For the period February 24, 2021, the fund’s inception date, to August 31, 2021.
2 For the period December 4, 2019, the fund’s inception date, to August 31, 2020.
The funds’ distributor (ACIS) and investment advisor (ACIM) are wholly owned, directly or indirectly, by ACC. Nomura Holdings, Inc. (Nomura) is an equity investor in ACC. The funds listed below paid a subsidiary of Nomura (Affiliated Broker) the following brokerage commissions for the fiscal years ended August 31, 2021 and 2020.

Fund	2021	2020
Avantis U.S. Equity Fund	$618	$74
Avantis U.S. Small Cap Value Fund	$2,333	$627
For the fiscal year ended August 31, 2021, the following table shows the percentage of each fund’s aggregate brokerage commissions paid to the Affiliated Broker and the percentage of each fund’s aggregate dollar amount of portfolio transactions involving the payment of commissions effected through the Affiliated Broker.

Fund	Percentage of Brokerage Commissions	Percentage of Dollar Amount Portfolio Transactions
Avantis U.S. Equity Fund	4.02%	2.89%
Avantis U.S. Small Cap Value Fund	3.96%	2.54%

Regular Broker-Dealers
As of the end of its most recently completed fiscal year, each of the funds listed below owned securities of its regular brokers or dealers (as defined by Rule 10b-1 under the Investment Company Act) or of their parent companies. As a new fund, Avantis U.S. Large Cap Value Fund is not included in the table below.

Fund	Broker, Dealer or Parent	Value of Securities Owned as of August 31, 2021
Avantis Core Fixed Income Fund	Charles Schwab Corp	$91,651
	Jefferies Financial Group Inc.	$54,262
	Wells Fargo & Co	$72,440
Avantis Core Municipal Fixed Income Fund	None
Avantis Emerging Markets Equity Fund	None
Avantis International Equity Fund	Barclays PLC	$214,942
	BNP Paribas	$235,851
	Credit Suisse Group AG	$160,601
	Toronto-Dominion Bank	$285,081
	UBS Group AG	$247,984
Avantis International Small Cap Value Fund	None
Avantis Short-Term Fixed Income Fund	Bank of America Corp	$73,271
	Charles Schwab Corp	$72,932
	Citigroup Inc	$71,601
	Goldman Sachs Group Inc.	$71,945
	JPMorgan Chase & Co	$72,732
	Wells Fargo & Co	$39,513
Avantis U.S. Equity Fund	Bank of America Corp	$1,075,062
	The Bank of New York Mellon Corp	$304,704
	Charles Schwab Corp	$401,841
	Citigroup Inc	$903,909
	Goldman Sachs Group Inc.	$1,114,823
	Jefferies Financial Group Inc.	$129,656
	JPMorgan Chase & Co	$2,038,723
	Morgan Stanley	$898,829
	SEI Investments Co.	$123,296
	Wells Fargo & Co	$927,893
Avantis U.S. Small Cap Value Fund	None
Information About Fund Shares
Each of the funds named on the front of this statement of additional information is a series of shares issued by the trust and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. Additional funds and classes may be added without a shareholder vote. Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the trust’s (all funds’) outstanding shares may be able to elect a Board of Trustees. The trust undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment. The election of trustees is determined by the votes received from all the trust’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.
The assets belonging to each series are held separately by the custodian, and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.
Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.

Multiple Class Structure
The trust’s Board of Trustees has adopted a multiple class plan pursuant to Rule 18f-3 under the Investment Company Act. The plan is described in the prospectus of any fund that offers more than one class. Pursuant to such plan, the funds may issue the following classes of shares: Institutional Class and G Class.
Shares of the funds are available as follows. The Institutional Class is made available to endowments, foundations, large institutional investors and financial intermediaries and by participants in certain employer-sponsored retirement plans. Institutional Class shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. G Class shares are available for purchase by other funds offered by American Century Investments for which it charges a management fee. In its sole discretion, American Century Investments may also make G Class shares available for purchase by other institutional clients for which American Century Investments provides investment management services for a fee pursuant to an investment advisory agreement. Currently, eligible clients are limited to commingled investment trusts or other pooled investment vehicles that utilize a target date or other asset allocation investment strategy for which American Century Investments provides asset allocation or glide path investment management services for a fee.
Valuation of a Fund’s Securities
The net asset value (NAV) for each class of each fund is calculated by adding the value of all portfolio securities and other assets attributable to the class, deducting liabilities, and dividing the result by the number of shares of the class outstanding. Expenses and interest earned on portfolio securities are accrued daily. All classes of the funds are offered at their NAV.
Each fund’s NAV is calculated as of the close of business of the New York Stock Exchange (the NYSE), each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.
The funds value portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding official close price or last sale price of such securities on the foreign exchange where primarily traded or at the time the fund’s NAV is determined, if that foreign exchange is open later than the NYSE.
Trading in securities on European and Asian securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. The funds may apply model-derived factors to the closing prices of equity securities traded on foreign securities exchanges. Factors are based on observable market data as provided by an independent pricing service. If an event were to occur after the value of a security was established, but before the NAV was determined, that was likely to materially change the NAV, then that security would be valued as determined in accordance with procedures adopted by the Board of Trustees.
Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the funds’ NAVs are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the funds’ portfolios may be affected on days when shares of the funds may not be purchased or redeemed.
The fund may use third party pricing services to assist in the determination of market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.
Debt securities are generally valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.
Because there are approximately one million municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services for these types of securities generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing services and the valuations so established are reviewed by the advisor under the oversight of the Board of Trustees. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.
Securities maturing within 60 days of the valuation date may also be valued at cost, plus or minus any amortized discount or premium, unless it is determined that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Trustees.
The value of any security or other asset denominated in a currency other than U.S. dollars is then converted to U.S. dollars at the prevailing foreign exchange rate at the time the fund’s NAV is determined. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security.
Taxes
Federal Income Taxes
Each fund intends to qualify annually as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). RICs generally are not subject to federal and state income taxes. To qualify as a RIC a fund must, among other requirements, distribute substantially all of its net investment income and net realized capital gains (if any) to investors each year. If a fund were not eligible to be treated as a RIC, it would be liable for taxes at the fund level on all its income, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the fund in the same manner in which they were realized by the fund. Under certain circumstances, the Code allows funds to cure deficiencies that would otherwise result in the loss of RIC status, including by paying a fund-level tax.
To qualify as a RIC, a fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets. A fund is also required to distribute 90% of its investment company taxable income and its net tax-exempt income, if any, each year. Additionally, a fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.
Certain bonds purchased by the funds may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash is actually received by a fund until the maturity of the bond, original issue discount is treated for federal income tax purposes as ordinary income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity that takes into account the semiannual compounding of accrued interest. Original issue discount on an obligation with interest exempt from federal income tax will constitute tax-exempt interest income to the fund.
In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable or if the amount is considered de minimis). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a constant yield to maturity basis. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition generally will be treated as a short-term capital gain.
Investments in lower-rated securities may present special tax issues for the funds to the extent actual or anticipated defaults may be more likely with respect to these types of securities. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income.
Interest on certain types of industrial development bonds (small issues and obligations issued to finance certain exempt facilities that may be leased to or used by persons other than the issuer) is not exempt from federal income tax when received by “substantial users” or persons related to substantial users as defined in the Code. The term “substantial user” includes any “non-exempt person” who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or “related persons” of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) owns directly or indirectly in aggregate more than 50% of the equity value of the substantial user.
A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, defer fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements of the Code for relief from income and excise taxes. A fund will monitor its transactions and may make such tax elections as fund management deems appropriate with respect to these transactions.

A fund’s investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.
If more than 50% of the value of a fund’s total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit. If such an election is made, the eligible foreign taxes will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 31-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to securities to which a dividend is attributable. Any foreign taxes withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through foreign tax credit to shareholders. Any portion of the foreign tax credit that is ineligible will be deducted in computing net investment income.
If a fund purchases the securities of certain foreign investment entities called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to the fund. To avoid such tax and interest, the fund may elect to treat PFICs as sold on the last day of its fiscal year, mark-to-market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year.
The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the fund. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the fund’s ability to offset capital gains with those losses.
As of August 31, 2021, the funds in the table below had the following capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset. The Regulated Investment Company Modernization Act of 2010 allows the funds to carry forward capital losses incurred in future taxable years for an unlimited period.

Fund	Unlimited
Avantis Core Fixed Income Fund	—
Avantis Core Municipal Fixed Income Fund	—
Avantis Emerging Markets Equity Fund	$(408,414)
Avantis International Equity Fund	—
Avantis International Small Cap Value Fund	—
Avantis Short-Term Fixed Income Fund	$(5,108)
Avantis U.S. Equity Fund	—
Avantis U.S. Small Cap Value Fund	—
If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century Investments or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include taxable dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.
If fund shares are purchased through taxable accounts, distributions of either cash or additional shares of net investment income (if not considered exempt from federal tax) and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed at the same rate as long-term capital gains. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends-received deduction when distributed to corporate shareholders to the extent that the fund held those shares for more than 45 days.
Distributions from gains on assets held by a fund longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.

Each fund may use the “equalization method” of accounting to allocate a portion of its earnings and profits to redemption proceeds.  Although using this method generally will not affect a fund’s total returns, it may reduce the amount that a fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of fund shares on fund distributions to shareholders.
A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.
A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends and capital gains, provided you meet specified income levels. This tax is not imposed on tax-exempt interest.
Alternative Minimum Tax
While the interest on bonds issued to finance essential state and local government operations is generally exempt from regular federal income tax, interest on certain private activity bonds issued after August 7, 1986, while exempt from regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax (AMT) liability under the Code and the income tax provisions of several states.
Each fund may invest in private activity bonds. The interest on private activity bonds could subject a shareholder to, or increase liability under, the federal AMT, depending on the shareholder’s tax situation.
All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the AMT because these distributions are included in the corporation’s adjusted current earnings.
The trust will inform fund shareholders annually of the amount of distributions derived from interest payments on private activity bonds.
The information above is only a summary of some of the tax considerations affecting the funds and their U.S. shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.
State and Local Taxes
Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your state.
The information above is only a summary of some of the tax considerations affecting the funds and their U.S. shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.
Financial Statements
The funds’ financial statements for the fiscal year ended August 31, 2021, have been audited by Deloitte & Touche LLP, independent registered public accounting firm. Their Reports of Independent Registered Public Accounting Firm and the financial statements included in the funds’ annual reports for the fiscal year ended August 31, 2021, and the funds’ financial statements for the fiscal period ended February 28, 2022 (unaudited), are incorporated herein by reference. The funds’ financial statements for the period ended February 28, 2022 include all adjustments that American Century Investments considers necessary for a fair presentation. All such adjustments are of a normal, recurring nature. These financial statements are included in semiannual reports to shareholders for the fiscal period ended February 28, 2022 and are available at avantisinvestors.com. Because Avantis U.S. Large Cap Value Fund is new, it does not have financial statements or financial highlights.

Appendix A - Principal Shareholders
As May 31, 2022, the following shareholders owned more than 5% of the outstanding shares of the funds. The table shows shares owned of record unless otherwise noted.

Fund	Shareholder	Percentage of Outstanding Shares Owned of Record
Avantis Core Fixed Income Fund
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, CA	40%
	TD Ameritrade Omaha, NE	37%
	National Financial Services LLC Jersey City, NJ	19%
G Class
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2030 Portfolio Kansas City, MO	19%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2035 Portfolio Kansas City, MO	18%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2025 Portfolio Kansas City, MO	17%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2040 Portfolio Kansas City, MO	12%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2045 Portfolio Kansas City, MO	10%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2020 Portfolio Kansas City, MO	9%
Avantis Core Municipal Fixed Income Fund
Institutional Class
	American Century Investment Management Inc Kansas City, MO Shares owned of record and beneficially.	53%
	TD Ameritrade Omaha, NE	26%
	Charles Schwab & Co., Inc. San Francisco, CA	21%
G Class
	American Century Investment Management Inc Kansas City, MO Shares owned of record and beneficially.	100.00%
Avantis Emerging Markets Equity Fund
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, CA	45%
	National Financial Services LLC Jersey City, NJ	12%
	Ameritrade Inc. Omaha, NE	9%

	Vanguard Fiduciary Trust Company Valley Forge, PA	6%
G Class
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2045 Portfolio Kansas City, MO	20%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2035 Portfolio Kansas City, MO	17%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2040 Portfolio Kansas City, MO	16%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2050 Portfolio Kansas City, MO	14%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2030 Portfolio Kansas City, MO	10%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2055 Portfolio Kansas City, MO	10%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2025 Portfolio Kansas City, MO	5%
Avantis International Equity Fund
Institutional Class
	National Financial Services LLC Jersey City, NJ	40%
	Charles Schwab & Co., Inc. San Francisco, CA	35%
	TD Ameritrade Inc. Omaha, NE	24%
G Class
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2045 Portfolio Kansas City, MO	17%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2035 Portfolio Kansas City, MO	16%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2030 Portfolio Kansas City, MO	13%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2040 Portfolio Kansas City, MO	13%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2050 Portfolio Kansas City, MO	12%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2025 Portfolio Kansas City, MO	10%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2055 Portfolio Kansas City, MO	8%

Avantis International Small Cap Value Fund
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, CA	52%
	National Financial Services LLC Jersey City, NJ	14%
	Ameritrade Inc. Omaha, NE	10%
G Class
	American Century Investment Management Inc Kansas City, MO Shares owned of record and beneficially.	100.00%
Avantis Short-Term Fixed Income Fund
Institutional Class
	American Century Investment Management Inc Kansas City, MO Shares owned of record and beneficially.	64%
	TD Ameritrade Inc. Omaha, NE	25%
	SEI Private Trust Co. Oaks, PA	5%
G Class
	American Century Investment Management Inc Kansas City, MO Shares owned of record and beneficially.	45%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2025 Portfolio Kansas City, MO	18%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2020 Portfolio Kansas City, MO	17%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2030 Portfolio Kansas City, MO	10%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2015 Portfolio Kansas City, MO	7%
Avantis U.S. Equity Fund
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, CA	22%
	KS Postsecondary Education SP Kansas City, MO Includes 5% beneficially owned by KPESP LQ 100% Equity	19%
	TD Ameritrade Inc Omaha, NE	15%
	National Financial Services LLC Jersey City, NJ	14%
	Vanguard Fiduciary Trust Company Valley Forge, PA	8%
G Class
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2045 Portfolio Kansas City, MO	18%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2035 Portfolio Kansas City, MO	16%

	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2040 Portfolio Kansas City, MO	14%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2050 Portfolio Kansas City, MO	12%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2030 Portfolio Kansas City, MO	12%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2025 Portfolio Kansas City, MO	9%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2055 Portfolio Kansas City, MO	9%
Avantis U.S. Small Cap Value Fund
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, CA	35%
	National Financial Services LLC Jersey City, NJ	18%
	TD Ameritrade, Inc. Omaha, NE	13%
	Nationwide Trust Company FSB Columbus, OH	7%
	Vanguard Fiduciary Trust Company Valley Forge, PA	6%
G Class
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2045 Portfolio Kansas City, MO	17%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2035 Portfolio Kansas City, MO	15%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2040 Portfolio Kansas City, MO	14%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2030 Portfolio Kansas City, MO	12%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2050 Portfolio Kansas City, MO	12%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2025 Portfolio Kansas City, MO	9%
	American Century Services LLC SSB&T Custodian American Century One Choice Blended 2055 Portfolio Kansas City, MO	8%

A shareholder owning beneficially more than 25% of the trust’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Although Charles Schwab & Co Inc, San Francisco, California, is the record owner of more than 25% of the shares of the trust, it is not a control person because it is not the beneficial owner of such shares. As of May 31, 2022, the officers and trustees of the funds, as a group, owned less than 1% of a fund’s outstanding shares.

Appendix B - Buying and Selling Fund Shares
Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.
Employer-Sponsored Retirement Plans
Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Institutional Class shares. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.
Examples of employer-sponsored retirement plans include the following:
•401(a) plans
•pension plans
•profit sharing plans
•401(k) plans (including plans with a Roth
401(k) feature, SIMPLE 401(k) plans and
Solo 401(k) plans)
•money purchase plans
•target benefit plans
•Taft-Hartley multi-employer pension plans
•SERP and “Top Hat” plans
•ERISA trusts
•employee benefit plans and trusts
•employer-sponsored health plans
•457 plans
•KEOGH or HR(10) plans
•employer-sponsored 403(b) plans
(including plans with a Roth 403(b) feature)
•nonqualified deferred compensation plans
•nonqualified excess benefit plans
•nonqualified retirement plans
Traditional and Roth IRAs are not considered employer-sponsored retirement plans, and SIMPLE IRAs, SEP IRAs and SARSEPs are collectively referred to as Business IRAs.
Waiver of Minimum Initial Investment Amounts - Institutional Class
A financial intermediary, upon receiving prior approval from American Century Investments, may waive applicable minimum initial investment amounts per shareholder for Institutional Class shares in the following situations:
•Broker-dealers, banks, trust companies, registered investment advisors and other financial intermediaries may make Institutional Class shares available with no initial investment minimum in fee based advisory programs or accounts where such program or account is traded omnibus by the financial intermediary;
•Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor; and
•Certain other situations deemed appropriate by American Century Investments.

B-1

Appendix C - Explanation of Fixed-Income Securities Ratings
As described in the prospectuses, the funds invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectuses and in this statement of additional information. The following are examples of the rating categories referenced in the prospectus disclosure.

Ratings of Corporate and Municipal Debt Securities
Standard & Poor’s Long-Term Issue Credit Ratings*
Category	Definition
AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB;B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment,and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
*The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Global Long-Term Rating Scale
Category
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Fitch Investors Service, Inc. Long-Term Ratings
Category
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

Standard & Poor’s Corporate Short-Term Note Ratings
Category
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Global Short-Term Rating Scale
Category
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Investors Service, Inc. Short-Term Ratings
Category
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Standard & Poor’s Municipal Short-Term Note Ratings
Category
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Moody’s US Municipal Short-Term Debt Ratings
Category
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligation Ratings
Category
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Appendix D - Proxy Voting Policies
American Century Investment Management, Inc. (Advisor) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A.General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B.Specific Proxy Matters
1.    Routine Matters
a.    Election of Trustees
(1)    Generally. The Advisor will generally support the election of trustees that result in a board made up of a majority of independent trustees. In general, the Advisor will vote in favor of management’s trustee nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of trustees and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning trustee nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.
(2)    Committee Service. The Advisor will withhold votes for non-independent trustees who serve on the audit, compensation, and/or nominating committees of the board.
(3)    Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.
(4)    Majority Independent Board. The Advisor will support proposals calling for a majority of independent trustees on a board. The Advisor believes that a majority of independent trustees can help to facilitate objective decision making and enhances accountability to shareholders.
(5)    Majority Vote Standard for Trustee Elections. The Advisor will vote in favor of proposals calling for trustees to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a trustee resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent trustee fails to receive the support of the majority of the votes cast in an uncontested election.
(6)    Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for trustees where such actions will advance the principles set forth in paragraphs (1) through (5) above.
b.    Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3)

there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.
2.    Compensation Matters
a.    Executive Compensation
(1)    Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.
(2)    Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.
b.    Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:
•Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);
•Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
•Establish restriction periods shorter than three years for restricted stock grants;
•Do not reasonably associate awards to performance of the company; or
•Are excessively dilutive to the company.
3.    Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
a.    Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.
b.    Staggered Board
If a company has a “staggered board,” its trustees are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of trustees, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of trustees serving on staggered boards.
c.    “Blank Check” Preferred Stock
Blank check preferred stock gives the board of trustees the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
d.    Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
e.    Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
f.    Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.
g.    “Supermajority” Voting Provisions or Super Voting Share Classes
A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
h.    “Fair Price” Amendments
This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.    Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
j.    Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
k.    Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.
l.    Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that trustees can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.
m.    Confidential Voting
Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.
n.    Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.
4.    Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
5.    Other Matters
a.    Proposals Involving Environmental, Social, and Governance (ESG) Matters Matters
The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
b.    Anti-Greenmail Proposals
“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
c.    Indemnification
The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and trustees in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified trustees. The adoption of such proposals appears to have little effect on share value.
d.    Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
e.    Trustee Tenure
These proposals ask that age and term restrictions be placed on the board of trustees. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
f.    Trustees’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for trustees, and the Advisor will generally vote for trustee stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
g.    Trustee Share Ownership
The Advisor will generally vote against shareholder proposals which would require trustees to hold a minimum number of the company’s shares to serve on the Board of Trustees, in the belief that such ownership should be at the discretion of Board members.

h.    Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C.Use of Proxy Advisory Services
The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g., staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.
D.Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent trustees of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g., the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent trustees.
************************************************************
The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Avantis Investors by American Century Investments avantisinvestors.com
Individual Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 833-9AVANTIS	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 833-9AVANTIS

Investment Company Act File No. 811-23305 CL-SAI-95498 2206